[front cover]
                                                              MARCH 31, 1999

SEMIANNUAL REPORT
-----------------
AMERICAN CENTURY

   [graphic of stairs]

AMERICAN CENTURY
-----------------------------
TARGET MATURITIES TRUST: 2000
TARGET MATURITIES TRUST: 2005
TARGET MATURITIES TRUST: 2010
TARGET MATURITIES TRUST: 2015
TARGET MATURITIES TRUST: 2020
TARGET MATURITIES TRUST: 2025

                                                 [american century logo(reg.sm)]
                                                                        American
                                                                         Century

[inside front cover]

AMERICAN CENTURY KEEPS WITH TRADITION
--------------------------------------------------------------------------------

FOLLOWING BENHAM'S FOOTSTEPS

On March 1, we made it easier for you to do business with us. We simplified our organizational structure by eliminating the venerable Benham and Twentieth Century names, and putting all our funds under American Century. The name change will not affect your funds' investment management--the proven Benham investment philosophy, experienced portfolio management teams, and legacy of innovation and high-quality performance remain.

CONSISTENT, SOLID PERFORMANCE--We'll continue to adhere to the investment practices that have helped our fixed-income funds perform so well over the years. In 1998, two-thirds of American Century bond funds beat their peer group average, according to Lipper, Inc.

CONSISTENT INVESTMENT PHILOSOPHY--American Century fixed-income funds will continue to offer a "pure play" on their sector of the market, as they did under Benham.

CONTINUITY OF THE MANAGEMENT TEAM--The investment process is not all that remains the same; we've retained our core team of experienced fixed-income portfolio managers.

    * Experience--The more than 35 fixed-income investment professionals at American Century have an average of nine years of investment management experience.

    * Bigger and better--Since American Century was formed, we've doubled the size of the original Benham management team in our Mountain View, California office.

TRADITION OF INNOVATION--Like Benham before it, American Century is a leader in fixed-income fund innovation. For example, we introduced a total of four new fixed-income funds in the last three years, including the first no-load inflation-adjusted bond fund.

We continue to run our fixed-income operation from our offices in Mountain View, California, which is also home to our walk-in Investor Center.

We look forward to continuing to meet your fixed-income investment needs in the Benham tradition.

WHAT'S NEW . . .

     We now classify our funds in easy-to-remember categories based on objective and risk. The four objective categories are: CAPITAL PRESERVATION, INCOME, GROWTH AND INCOME, and GROWTH. The three risk categories are: CONSERVATIVE, MODERATE, and AGGRESSIVE. This new classification system makes it easier for investors to identify which funds are right for them.

     Turn to the inside back cover of this report to see a list of the funds classified by objective and risk. For definitions of the fund categories, see the Glossary.

Past performance is no guarantee of future results.

[left margin]

Target Maturities Trust: 2000
(BTMTX)
-----------------------------

Target Maturities Trust: 2005
(BTFIX)
-----------------------------

Target Maturities Trust: 2010
(BTTNX)
-----------------------------

Target Maturities Trust: 2015
(BTFTX)
-----------------------------

Target Maturities Trust: 2020
(BTTTX)
-----------------------------

Target Maturities Trust: 2025
(BTTRX)
-----------------------------


Our Message to You
--------------------------------------------------------------------------------
/photo of James E. Stowers III and James E. Stowers, Jr./
James E. Stowers III, seated, with James E. Stowers, Jr.

     The U.S. Treasury bond market experienced a remarkable reversal during the six months ended March 31, 1999. When we last addressed you in the Target funds' annual report, the market had just rallied as investors rushed to the relative safety and liquidity of Treasury securities. Investors were spooked by global economic and financial turmoil, which also motivated the Federal Reserve (the U.S. central bank) to cut short-term interest rates to bolster a seemingly vulnerable U.S. economy and help stabilize markets worldwide.

     The Fed's actions helped turn things around. By January 1999, overseas economies were stabilizing, the U.S. economy was posting strong growth, and investor confidence had rebounded. As a result, investors sold Treasurys in favor of stocks and higher-yielding bonds, and the zero-coupon bonds that comprise the Target funds gave back their earlier gains.

     It was also an exciting period at American Century. In March, we consolidated all our funds under the American Century name. Though we are proud of the venerable Twentieth Century and Benham names, we believe the change makes it simpler for you to identify your funds.

     We also reclassified all 71 of our funds, based on investment goals and risk levels, so you can more easily choose the funds that are right for you. A complete list of American Century funds, arranged by their new classifications, is on the inside back cover of this report.

     In addition, we made some enhancements to our Web site. Among the new features are daily fund information, including return and price data, market and national news, and a Forms Center with access to the most-requested investor forms and applications. You can also sign up to receive fund prospectuses and shareholder reports electronically.

     Finally, here's our latest Year 2000 Readiness Disclosure. Our critical systems have been renovated, tested, and returned to production. We continue to test these systems, as well as participate in industry-wide tests with our business partners.

     As always, we appreciate your continued confidence in American Century.

Sincerely,

/s/James E. Stowers, Jr.                 /s/James E. Stowers III
James E. Stowers, Jr.                    James E. Stowers III
Chairman of the Board and Founder        Chief Executive Officer

[right margin]

                 Table of Contents
   Report Highlights ......................................................    2
   Market Perspective .....................................................    4
TARGET: 2000
   Performance Information ................................................    5
   Management Q&A .........................................................    6
   Schedule of Investments ................................................    8
TARGET: 2005
   Performance Information ................................................   10
   Management Q&A .........................................................   11
   Schedule of Investments ................................................   13
TARGET: 2010
   Performance Information ................................................   14
   Management Q&A .........................................................   15
   Schedule of Investments ................................................   17
TARGET: 2015
   Performance Information ................................................   18
   Management Q&A .........................................................   19
   Schedule of Investments ................................................   21
TARGET: 2020
   Performance Information ................................................   22
   Management Q&A .........................................................   23
   Schedule of Investments ................................................   25
TARGET: 2025
   Performance Information ................................................   26
   Management Q&A .........................................................   27
   Schedule of Investments ................................................   29
FINANCIAL STATEMENTS
   Statements of Assets and
      Liabilities .........................................................   30
   Statements of Operations ...............................................   32
   Statements of Changes
      in Net Assets .......................................................   34
   Notes to Financial
      Statements ..........................................................   36
   Financial Highlights ...................................................   41
OTHER INFORMATION
   Share Class and Retirement
     Account Information ..................................................   52
   Background Information
      Investment Philosophy
         and Policies .....................................................   53
      Comparative Indices .................................................   53
      Fund Benchmarks .....................................................   53
      Investment Team
         Leaders ..........................................................   53
   Glossary ...............................................................   54


                                                  www.americancentury.com      1


Report Highlights
--------------------------------------------------------------------------------

MARKET PERSPECTIVE

* Zero-coupon U.S. Treasury securities (zeros) produced disappointing returns as interest rates rose during the six months ended March 31, 1999.

*   Short-term   zeros--less   sensitive  to  interest  rate  fluctuations  than
    long-term zeros--were somewhat insulated and managed to post mild gains.

* Late in 1998, global financial crises and floundering stock and bond markets sparked "safe-haven" buying of Treasurys, boosting prices and sending yields to historic lows.

* Worried by the continued downshifting of the global economy, the Fed cut short-term interest rates three times between September and November to provide needed liquidity to global credit markets and shore up U.S. prospects.

* Despite market expectations for further rate reductions and slower U.S. growth, neither materialized.

* Treasury prices fell as overseas markets gained a modicum of stability, the Fed changed to a neutral stance on short-term interest rates, and the U.S. economy proved surprisingly robust.

TARGET: 2000

* Target: 2000's returns were modest, in spite of the overall rise in interest rates during the six months.

* To meet the roughly $20 million in cash outflows that the fund experienced, we sold some of the portfolio's STRIPS position.

* The net result was a decrease in the portfolio's exposure to STRIPS, which fell from 40% of assets to 30%. Correspondingly, the portfolio's percentage of TRs and REFCORPs rose.

* Although the opportunities to add higher-yielding zeros such as REFCORPs have decreased as Target: 2000's maturity date approaches, we will continue to search for such potentially return-enhancing buys.

TARGET: 2005

*   Reflecting the overall rise in interest rates during the six months, Target:
    2005 posted negative returns.

* The fund received roughly $30 million in new investments during the six months, and while we were able to find some attractive receipt zeros for the portfolio, most of the new capital was put to work in STRIPS.

* As a result, the portfolio's STRIPS position increased to around 59% of assets, while the amount of Treasury Receipts (TRs--generic receipt zeros) rose to 13%, and REFCORPs fell to 7%.

* We will continue to manage Target: 2005 to deliver a pure play on zero-coupon bonds maturing in 2005.

[left margin]

                TARGET: 2000(1)
                    (BTMTX)
TOTAL RETURNS:                  AS OF 3/31/99
    6 Months                         0.85%(2)
    1 Year                              6.21%
INCEPTION DATE:                       3/25/85
NET ASSETS:                 $213.5 million(3)

                TARGET: 2005(1)
                    (BTFIX)
TOTAL RETURNS:                  AS OF 3/31/99
    6 Months                        -3.87%(2)
    1 Year                              7.62%
INCEPTION DATE:                       3/25/85
NET ASSETS:                 $557.2 million(3)

                TARGET: 2010(1)
                    (BTTNX)
TOTAL RETURNS:                  AS OF 3/31/99
    6 Months                        -7.34%(2)
    1 Year                              7.39%
INCEPTION DATE:                       3/25/85
NET ASSETS:                 $243.5 million(3)

(1)  Investor Class.
(2)  Not annualized.
(3)  Includes Investor and Advisor Classes.

See Total Returns on pages 5, 10, and 14. Investment terms are defined in the Glossary on pages 54-55.


2      1-800-345-2021


Report Highlights
--------------------------------------------------------------------------------
                                                                    (Continued)

TARGET: 2010

*   Reflecting the overall rise in interest rates during the six months, Target:
    2010 posted negative returns.

* To meet the roughly $18 million in cash outflows that the fund experienced, we sold STRIPS, primarily ones maturing around May 2010. Additions to the portfolio included some REFCORPs that mature around April and October 2010.

* The net result was a 25-day extension of the fund's weighted average maturity date to November 10, 2010, and an increase of sixty-five cents to
    Target: 2010's anticipated value at maturity.

* Going forward, we'll continue to look for attractive opportunities to add higher-yielding zeros to the portfolio.

TARGET: 2015

*   Reflecting the overall rise in interest rates during the six months, Target:
    2015 posted negative returns.

* The fund received nearly $60 million in new investments during the six months, and while we were able to find some attractive REFCORPs for the portfolio, most of the new capital was put to work in STRIPS.

* As a result, the portfolio's STRIPS position increased from 50% of assets to 63%, while the amount of REFCORPs fell from 50% to 37%.

* We will continue to manage Target: 2015 to deliver a pure play on zero-coupon bonds maturing in 2015.

TARGET: 2020

*   Reflecting the overall rise in interest rates during the six months, Target:
    2020 posted negative returns.

* To meet the roughly $100 million in cash outflows that the fund experienced, we sold STRIPS and REFCORPs.

* Although many of the trends that caused Treasury prices to rise at the end of 1998 disappeared during the first quarter of 1999, some positive influences, such as low inflation, remain in place.

* Going forward, we'll continue to look for attractive opportunities to add REFCORPs to the portfolio.

TARGET: 2025

*   Reflecting the overall rise in interest rates during the six months, Target:
    2025 posted negative returns.

* The fund received roughly $100 million in new investments during the six months, and nearly all of the capital was put to work in STRIPS.

* As a result, the portfolio's STRIPS position increased from 67% of assets to 76%, while the amount of REFCORPs fell from 33% to only 24%.

* We will continue to manage Target: 2025 to deliver a pure play on zero-coupon bonds maturing in 2025.

[right margin]

               TARGET: 2015(1)
                   (BTFTX)
TOTAL RETURNS:                AS OF 3/31/99
    6 Months                      -8.78%(2)
    1 Year                            5.62%
INCEPTION DATE:                      9/1/86
NET ASSETS:                  $229.8 million

               TARGET: 2020(1)
                   (BTTTX)
TOTAL RETURNS:                AS OF 3/31/99
    6 Months                     -10.69%(2)
    1 Year                            5.36%
INCEPTION DATE:                    12/29/89
NET ASSETS:               $362.8 million(3)

                TARGET: 2025(1)
                   (BTTRX)
TOTAL RETURNS:                AS OF 3/31/99
    6 Months                     -11.27%(2)
    1 Year                            8.33%
INCEPTION DATE:                     2/15/96
NET ASSETS:               $442.0 million(3)

(1)  Investor Class.
(2)  Not annualized.
(3)  Includes Investor and Advisor Classes.

See Total Returns on pages 18, 22, and 26. Investment terms are defined in the Glossary on pages 54-55.


                                                  www.americancentury.com      3


Market Perspective from Randall W. Merk
--------------------------------------------------------------------------------
/photo of Randall W. Merk/
Randall W. Merk, chief investment officer of fixed income

LACKLUSTER PERFORMANCE

     Zero-coupon U.S. Treasury securities (zeros) produced disappointing returns as interest rates rose during the six months ended March 31, 1999. Short-term zeros--less sensitive to interest rate fluctuations than long-term zeros--were somewhat insulated and managed to post mild gains. (See the accompanying table.)

UNSUSTAINABLE PRICES

     The final quarter of 1998 began on an upbeat note for Treasurys. Global financial crises and floundering stock and bond markets sparked "safe-haven" buying of Treasurys, boosting prices. Treasurys also benefited from a series of interest rate cuts by central banks, including the U.S. Federal Reserve (the
Fed). Worried by the continued downshifting of the global economy, the Fed cut short-term interest rates three times between September and November to provide needed liquidity to global credit markets and shore up U.S. economic prospects.

     Treasurys--considered among the safest and most liquid investments in the world--rallied and yields fell to historic lows. For example, the yield on the two-year note fell to 4.06% in October, tying its lowest level in the '90s, while the 30-year bond's yield fell to an all-time low of 4.71%.

     But despite market expectations for further rate reductions and slower U.S. growth, neither materialized. Buoyed by the Fed's rate cuts, historically high employment, and solid consumer spending--the backbone of U.S. growth in recent years--the economy grew at a surprisingly brisk 6% annual pace during the final three months of 1998.

     By mid-December, Treasury prices began to tumble as investors became increasingly convinced that the economy's eight-year expansion was in no danger of slowing anytime soon.

THE FED CHANGES ITS STANCE

     After edging lower in early 1999 amid increased global stability, the downward momentum of bond prices accelerated in February in the wake of Fed chairman Alan Greenspan's semiannual testimony on the state of the U.S. economy. By the end of his speeches, Mr. Greenspan had confirmed what Treasury prices had already begun to reflect--namely that the Fed was satisfied with the health of the U.S. and global economies and had adopted a neutral stance toward rates. That is, the Fed stood ready to move interest rates in either direction to maintain economic stability.

     With the likelihood of further rate reductions officially removed from the horizon, Treasury yields continued to rise as subdued demand from investors caused prices to fall. By the end of March, as demonstrated by the accompanying graph, zero-coupon Treasury yields were substantially higher than where they were six months earlier.

[left margin]

"ZERO-COUPON U.S. TREASURY SECURITIES PRODUCED DISAPPOINTING RETURNS AS INTEREST RATES ROSE DURING THE SIX MONTHS ENDED MARCH 31, 1999."

[line graph - data below]

RISING YIELD CURVE
FOR TREASURY ZEROS

Years to Maturity        10/1/98          3/31/99
1                         4.41%            4.88%
2                         4.24%            5.04%
3                         4.23%            5.16%
4                         4.19%            5.20%
5                         4.22%            5.25%
6                         4.29%            5.35%
7                         4.36%            5.44%
8                         4.42%            5.45%
9                         4.45%            5.53%
10                        4.59%            5.63%
11                        4.66%            5.68%
12                        4.73%            5.73%
13                        4.81%            5.77%
14                        4.88%            5.82%
15                        4.95%            5.87%
16                        4.99%            5.88%
17                        5.03%            5.90%
18                        5.07%            5.91%
19                        5.11%            5.93%
20                        5.15%            5.94%
21                        5.14%            5.93%
22                        5.14%            5.92%
23                        5.13%            5.92%
24                        5.13%            5.91%
25                        5.12%            5.90%
26                        5.11%            5.88%
27                        5.10%            5.86%
28                        5.08%            5.85%
29                        5.07%            5.83%
30                        5.06%            5.81%

ZERO-COUPON TREASURY BOND RETURNS
(FOR THE SIX MONTHS ENDED 3/31/99)*

Coupon STRIPS maturing 11/15/00 1.17%
Coupon STRIPS maturing 11/15/05 -3.28%
Coupon STRIPS maturing 11/15/10 -7.20%
Coupon STRIPS maturing 11/15/15 -8.78%
Coupon STRIPS maturing 11/15/20 -10.68%
Coupon STRIPS maturing 11/15/25 -11.11%

* Not annualized.

Source: Bloomberg Financial Markets


4      1-800-345-2021


Target: 2000--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF MARCH 31, 1999

                           INVESTOR CLASS (INCEPTION 3/25/85)                      ADVISOR CLASS (INCEPTION 8/20/98)
                      TARGET           11/15/00       MERRILL LYNCH         TARGET           11/15/00        MERRILL LYNCH
                    MATURITIES         MATURITY         LONG-TERM         MATURITIES         MATURITY          LONG-TERM
                    TRUST: 2000      STRIPS ISSUE     TREASURY INDEX      TRUST: 2000      STRIPS ISSUE      TREASURY INDEX
6 MONTHS(1)            0.85%            1.17%            -5.16%              0.74%             1.17%             -5.16%
1 YEAR                 6.21%            6.75%             7.07%               --                --                 --
========================================================================================================================
AVERAGE ANNUAL RETURNS
========================================================================================================================
3 YEARS                6.31%            6.79%             9.88%               --                --                 --
5 YEARS                6.82%            7.33%             9.71%               --                --                 --
10 YEARS               9.74%           10.22%            10.88%               --                --                 --
LIFE OF FUND          11.92%           13.22%(2)         11.95%(2)           3.33%           2.81%(3)           -1.68%(3)

(1) Returns for periods less than one year are not annualized.

(2) Since 3/31/85, the date nearest the class's inception for which data are available.

(3) Since 8/31/98, the date nearest the class's inception for which data are available.

See pages 52-54 for more information about share classes, returns, the comparative index, and the fund's benchmark.

[mountain chart - data below]

GROWTH OF $10,000 OVER 1O YEARS
Value on 3/31/99
Target: 2000                $25,336
Merrill Lynch Long-Term
   Treasury Index           $28,093
11/15/00 STRIPS Issue       $26,473

                   Target:        Merrill Lynch Long-Term        11/15/00
                    2000               Treasury Index          STRIPS Issue
DATE                VALUE                  VALUE                  VALUE
3/31/89            $10,000                $10,000                $10,000
3/31/90            $11,410                $11,288                $11,469
3/31/91            $12,891                $12,761                $13,053
3/31/92            $14,562                $14,298                $14,773
3/31/93            $17,810                $17,083                $18,163
3/31/94            $18,215                $17,675                $18,590
3/31/95            $18,880                $18,457                $19,382
3/31/96            $21,087                $21,179                $21,737
3/31/97            $21,852                $21,776                $22,614
3/31/98            $23,854                $26,238                $24,799
3/31/99            $25,336                $28,093                $26,473

$10,000 investment made 3/31/89

The graph at left shows the growth of a $10,000 investment in the fund over 10 years. The Merrill Lynch Long-Term Treasury Index and the fund's benchmark are provided for comparison. The Target: 2000 portfolio's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index and the benchmark do not.

[line chart - data below]

SHARE PRICE VS. ANTICIPATED VALUE AT MATURITY
TARGET: 2000
Actual Share Price (Historical)    $94.58
Anticipated Value at Maturity
  (Estimated Share Price)         $101.71

          Actual Share Price      Anticipated Value at Maturity
             (Historical)            (Estimated Share Price)
1985            $26.77                       $100
                $35.44                       $100
                $33.33                       $98.69
                $37.16                       $97.43
                $44.52                       $96.21
1990            $47.33                       $97.59
                $57.11                       $98.91
                $61.947                      $101.16
                $71.526                      $100.708
                $66.598                      $100.829
1995            $80.408                      $100.992
                $79.947                      $101.102
                $86.06                       $101.13
                $93.78                       $101.78
                $94.58                       $101.71
2000

The top line in the graph represents the fund's Anticipated Value at Maturity (AVM--defined on page 54), which fluctuates from day to day based on the fund's expected maturity date. The bottom line represents the fund's historical share price, which is managed to grow over time to reach the fund's AVM. While this graph demonstrates the fund's expected long-term growth pattern, please keep in mind that the fund may experience significant share-price volatility over the short term. Even if fund shares are held to maturity, there is no guarantee that the fund's share price will reach its AVM. There is also no guarantee that the AVM will fluctuate as little in the future as it has in the past.

Both graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see the Total Returns table above). Past performance is no guarantee of future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.


                                                  www.americancentury.com      5


Target: 2000--Q&A
--------------------------------------------------------------------------------
/photo of Dave Schroeder/

     An interview with Dave Schroeder, a portfolio manager on the Target Maturities Trust investment team.

HOW DID THE FUND PERFORM DURING THE SIX-MONTH PERIOD ENDED MARCH 31, 1999?

     Target: 2000 provided mildly positive returns, in spite of the overall rise in interest rates. For the six months ended March 31, 1999, Target: 2000 returned 0.85%,* compared with the 1.17% return of the fund's benchmark, a STRIPS issue maturing on November 15, 2000. (See the previous page for other fund performance comparisons.)

     Please keep in mind that Target: 2000, unlike its benchmark, is subject to transaction costs and management fees. To keep the fund's after-expense returns as close as possible to those of the benchmark, we try to keep the portfolio's weighted average maturity date in the fourth quarter of the target year and adjust its mix of zero-coupon bonds (zeros).

SPEAKING OF ADJUSTMENTS TO THE PORTFOLIO, WHAT CHANGES DID YOU MAKE?

     To minimize Target: 2000's transaction costs and turnover rate, we continued to use cash inflows and outflows as opportunities to adjust the portfolio's composition and its weighted average maturity date. To meet the roughly $20 million in outflows that the fund experienced, we sold STRIPS. The net result was a decrease in the portfolio's STRIPS position, which fell from 40% of assets to 30%. Correspondingly, the portfolio's percentage of TRs (Treasury Receipts--generic receipt zeros) and REFCORPs rose. (See the charts on page 7.)

WHY DID YOU SELL STRIPS INSTEAD OF OTHER TYPES OF ZEROS?

     By selling STRIPS, we were able to meet the fund's liquidity needs without sacrificing returns. That's because STRIPS generally have lower yields and higher prices than REFCORPs or other non-STRIP holdings.

WHAT IMPACT DID THESE CHANGES HAVE ON TARGET: 2000'S WEIGHTED AVERAGE MATURITY DATE?

     They caused it to move forward roughly 12 days to November 19, 2000. Many of the STRIPS that we sold mature in November 2001; they had slightly longer maturities than many others in the portfolio. So selling them resulted in a shorter average maturity date for the portfolio, which caused the fund's anticipated value at maturity to edge seven cents lower.

* All fund returns referenced in this interview are for Investor Class shares.

[left margin]

"BY SELLING STRIPS, WE WERE ABLE TO MEET THE FUND'S LIQUIDITY NEEDS WITHOUT SACRIFICING RETURNS."

PORTFOLIO AT A GLANCE
                            3/31/99           9/30/98
NUMBER OF SECURITIES           55                52
ANTICIPATED GROWTH
   RATE                       4.50%             3.81%
WEIGHTED AVERAGE
   MATURITY DATE            11/19/00          12/01/00
ANTICIPATED VALUE AT
   MATURITY (AVM)(1)         $101.71           $101.78
EXPENSE RATIO (FOR
   INVESTOR CLASS)          0.59%(2)            0.59%

Past performance is no guarantee of future results. Even if fund shares are held to maturity, there is no guarantee that the fund's share price will reach its AVM. There is also no guarantee that the AVM will fluctuate as little in the future as it has in the past. For more information, please consult the prospectus.

(1)  See graph on page 5.
(2)  Annualized.

Investment terms are defined in the Glossary on pages 54-55.


6      1-800-345-2021


Target: 2000--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

     As that slight decrease in average maturity demonstrates, we generally keep the fund's average maturity date fairly close to that of its benchmark. By using such an approach, we are able to take advantage of attractive opportunities, while helping to ensure that the fund's long-term performance closely tracks that of the November 15, 2000 STRIPS.

GOING FORWARD, WHAT'S YOUR OUTLOOK FOR THE TREASURY MARKET?

     Many of the trends that caused Treasury prices to rise at the end of 1998 disappeared during the first quarter of 1999. On the international front, Asian and Latin American economies seem to have recovered somewhat from last year's crises. With global markets looking less grim, "flight-to-quality" demand for Treasurys has decreased. Domestically, economic growth remains surprisingly robust--during the first quarter of 1999, the economy expanded at a 4.5% annual pace.

     However, some positive influences remain in place. Inflation is still a non-issue--prices rose a mere 1.7% for the twelve months ended March 31 (as measured by the government's consumer price index). As such, we believe there's little incentive for the Fed to raise interest rates in the near future.

     The first federal budget surplus in 30 years is also having a positive impact on Treasury prices by reducing the amount of new Treasury bond issuance. Last year the Treasury Department discontinued quarterly auctions of three-year Treasury notes and began auctioning five-year Treasury notes quarterly, rather than monthly. A 30-year bond auction was also eliminated.

     We wouldn't be surprised if that trend continued. There's been some discussion about the Treasury Department reducing two-year note auctions from monthly to only eight times a year. In addition, the elimination of one of the Treasury's 30-year bond auctions--which would reduce the number to only two a year--is also a possibility.

WITH THAT OUTLOOK IN MIND, WHAT ARE YOUR PLANS FOR THE PORTFOLIO?

     Although there's no assurance that Target: 2000 will reach its anticipated value at maturity, we will continue to focus our efforts to try to meet or beat that value. To try and achieve that goal, we will continue to manage Target:
2000 to deliver a pure play on zero-coupon bonds in an effort to provide shareholders the total return and interest rate sensitivity of a zero maturing on November 15, 2000. We will also continue to use cash inflows and outflows as opportunities to adjust the portfolio's composition and weighted average maturity. That should help keep turnover and transaction costs to a minimum.

[right margin]

"MANY OF THE TRENDS THAT CAUSED TREASURY PRICES TO RISE AT THE END OF 1998 DISAPPEARED DURING THE FIRST QUARTER OF 1999."

[pie charts - data below]

PORTFOLIO COMPOSITION BY SECURITY TYPE

As of March 31, 1999
STRIPS             30%
TRs                43%
REFCORPs           14%
BECCs               4%
Other               9%

As of September 30, 1998
STRIPS             40%
TRs                36%
REFCORPs           11%
BECCs               5%
Other               8%

Security types are defined on pages 54-55.


                                                  www.americancentury.com      7


Target: 2000--Schedule of Investments
--------------------------------------------------------------------------------

MARCH 31, 1999 (UNAUDITED)

Principal Amount                                                        Value
--------------------------------------------------------------------------------
ZERO-COUPON U.S. TREASURY SECURITIES (1)--85.6%
           $      18,144   TBR, 5.83%, 5/15/99                    $     18,038
               1,298,250   CUBES, 5.07%, 8/15/99                     1,275,324
                  75,000   ETR, 5.26%, 11/15/99                         72,766
                  81,000   ETR, 5.63%, 11/15/99                         78,587
                 153,000   STRIPS--COUPON, 5.40%,
                              11/15/99                                 148,632
               2,000,000   STRIPS--PRINCIPAL, 4.88%,
                              11/15/99                               1,942,369
               2,836,700   TBR, 7.83%, 11/15/99                      2,752,535
                  75,000   TR, 5.20%, 11/15/99                          72,788
                 349,800   TR, 5.46%, 11/15/99                         339,483
                 133,000   CATS, 5.22%, 2/15/00                        127,414
                  88,125   CUBES, 8.60%, 2/15/00                        84,431
                 100,000   STRIPS--COUPON, 4.63%,
                              2/15/00                                   95,907
              14,100,000   STRIPS--PRINCIPAL, 5.28%,
                              2/15/00                               13,516,503
                 306,945   TBR, 8.80%, 2/15/00                         293,904
              29,708,220   TR, 6.69%, 2/15/00                       28,453,268
                  28,146   TR, 8.50%, 2/15/00                           26,957
                 199,843   TR, 8.88%, 2/15/00                          191,401
                 100,000   TR, 9.28%, 2/15/00                           95,776
                 645,525   TBR, 8.62%, 5/15/00                         610,609
                 849,000   TBR, 8.72%, 5/15/00                         803,079
               5,000,000   CUBES, 5.50%, 8/15/00                     4,665,950
                 633,000   STRIPS--COUPON, 5.71%,
                              8/15/00                                  591,661
               5,667,000   STRIPS--PRINCIPAL, 7.14%,
                              8/15/00                                5,296,911
                 894,045   TBR, 8.72%, 8/15/00                         833,531
              15,427,980   TR, 4.89%, 8/15/00                       14,462,181
                 500,000   STRIPS--COUPON, 4.16%,
                              11/15/00                                 461,667
              13,391,000   STRIPS--PRINCIPAL, 8.17%,
                              11/15/00                              12,364,368
                 289,250   TBR, 5.63%, 11/15/00                        266,273
                  29,600   TR, 8.49%, 11/15/00                          27,262
                     843   TR, 9.43%, 11/15/00                             776
                  75,000   CATS, 5.34%, 2/15/01                         68,171

Principal Amount                                                        Value
--------------------------------------------------------------------------------

            $  1,700,000   STRIPS--PRINCIPAL, 5.57%,
                              2/15/01                             $  1,549,316
                  87,280   TBR, 5.63%, 2/15/01                          79,246
               4,657,000   TIGR, 5.52%, 2/15/01                      4,232,974
               3,933,650   TR, 5.52%, 2/15/01                        3,573,525
               2,052,928   TR, 5.87%, 2/15/01                        1,864,983
               4,435,750   TR, 6.92%, 2/15/01                        4,029,658
              10,000,000   TR, 7.80%, 2/15/01                        9,084,501
               1,400,000   COUGAR, 5.63%, 5/15/01                    1,253,978
               1,496,250   CUBES, 6.21%, 5/15/01                     1,340,189
                  44,000   TIGR, 5.39%, 5/15/01                         39,468
              21,150,000   TR, 7.06%, 5/15/01                       18,959,701
              14,235,000   STRIPS--PRINCIPAL, 7.44%,
                              8/15/01                               12,634,233
               6,320,000   TR, 4.84%, 8/15/01                        5,589,845
               7,060,020   TR, 5.38%, 8/15/01                        6,244,370
               8,900,000   BEC, 5.99%, 11/15/01                      7,761,486
              17,100,000   STRIPS--PRINCIPAL, 4.89%,
                              11/15/01                              14,979,348
                                                                 --------------
TOTAL ZERO-COUPON U.S.
TREASURY SECURITIES                                                183,255,343
                                                                 --------------
   (Cost $179,830,314)

ZERO-COUPON U.S. GOVERNMENT
AGENCY SECURITIES(1)--14.4%
              10,000,000   REFCORP STRIPS--COUPON,
                              4.93%, 1/15/00                         9,614,379
               8,000,000   REFCORP STRIPS--COUPON,
                              5.55%, 4/15/00                         7,609,314
               8,442,000   REFCORP STRIPS--COUPON,
                              5.59%, 10/15/00                        7,817,318
               3,200,000   REFCORP STRIPS--COUPON,
                              5.67%, 4/15/01                         2,885,498
               3,215,000   REFCORP STRIPS--COUPON,
                              5.70%, 10/15/01                        2,823,590
                                                                 --------------
TOTAL ZERO-COUPON U.S. GOVERNMENT
AGENCY SECURITIES                                                   30,750,099
                                                                 --------------
   (Cost $30,578,244)

TOTAL INVESTMENT SECURITIES--100.0%                               $214,005,442
                                                                 ==============
   (Cost $210,408,558)

See Notes to Financial Statements


8      1-800-345-2021


Target: 2000--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
MARCH 31, 1999 (UNAUDITED)

NOTES TO SCHEDULE OF INVESTMENTS

BEC = Book Entry Corpus

CATS = Certificates of Accrual of Treasury Securities

COUGAR = Coupons on Underlying Government Securities

CUBES = Coupons Under Book Entry Safekeeping

ETR = Easy Growth Treasury Receipts

REFCORP = Resolution Funding Corporation

STRIPS = Separate Trading of Registered Interest and Principal of Securities

TBR = Treasury Bond Receipts

TIGR = Treasury Investment Growth Receipts

TR = Treasury Receipts

(1) Rates indicated are the yield to maturity at purchase. These securities are purchased at a substantial discount from their value at maturity.

--------------------------------------------------------------------------------
UNDERSTANDING THE SCHEDULE OF INVESTMENTS--This schedule tells you which investments your fund owned on the last day of the reporting period.

The schedule includes:

* a list of each investment

* the principal amount of each investment

* the market value of each investment

See Notes to Financial Statements


                                                  www.americancentury.com      9


Target: 2005--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF MARCH 31, 1999

                           INVESTOR CLASS (INCEPTION 3/25/85)                        ADVISOR CLASS (INCEPTION 8/3/98)
                      TARGET           11/15/05       MERRILL LYNCH           TARGET           11/15/05        MERRILL LYNCH
                    MATURITIES         MATURITY         LONG-TERM           MATURITIES         MATURITY          LONG-TERM
                    TRUST: 2005      STRIPS ISSUE     TREASURY INDEX        TRUST: 2005      STRIPS ISSUE      TREASURY INDEX
6 MONTHS(1)           -3.87%           -3.28%            -5.16%               -4.02%            -3.28%             -5.16%
1 YEAR                 7.62%            8.56%             7.07%                 --                --                 --
==========================================================================================================================
AVERAGE ANNUAL RETURNS
==========================================================================================================================
3 YEARS                8.81%            9.40%             9.88%                 --                --                 --
5 YEARS                9.49%           10.05%             9.71%                 --                --                 --
10 YEARS              11.61%           11.86%            10.88%                 --                --                 --
LIFE OF FUND          13.91%           15.51%(2)         11.95%(2)             3.81%             5.23%              2.79%

(1) Returns for periods less than one year are not annualized.

(2) Since 3/31/85, the date nearest the class's inception for which data are available.

See pages 52-54 for more information about share classes, returns, the comparative index, and the fund's benchmark.

[mountain chart - data below]

GROWTH OF $10,000 OVER 1O YEARS
Value on 3/31/99
Target: 2005                $30,004
Merrill Lynch Long-Term
   Treasury Index           $28,093
11/15/05 STRIPS Issue       $30,671

                   Target:        Merrill Lynch Long-Term        11/15/05
                    2005               Treasury Index          STRIPS Issue
DATE                VALUE                  VALUE                  VALUE
3/31/89            $10,000                $10,000                $10,000
3/31/90            $11,342                $11,288                $11,272
3/31/91            $12,897                $12,761                $12,852
3/31/92            $14,593                $14,298                $14,559
3/31/93            $18,356                $17,083                $18,393
3/31/94            $19,072                $17,675                $19,000
3/31/95            $20,085                $18,457                $20,065
3/31/96            $23,287                $21,179                $23,428
3/31/97            $23,820                $21,776                $24,042
3/31/98            $27,881                $26,238                $28,254
3/31/99            $30,004                $28,093                $30,671

$10,000 investment made 3/31/89

The graph at left shows the growth of a $10,000 investment in the fund over 10 years. The Merrill Lynch Long-Term Treasury Index and the fund's benchmark are provided for comparison. The Target: 2005 portfolio's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index and the benchmark do not.

[line chart - data below]

SHARE PRICE VS. ANTICIPATED VALUE AT MATURITY
TARGET: 2005
Actual Share Price (Historical)    $73.75
Anticipated Value at Maturity
  (Estimated Share Price)         $101.07

          Actual Share Price      Anticipated Value at Maturity
             (Historical)            (Estimated Share Price)
1985            $16.69                       $98
                $23.74                       $97
                $21.28                       $94.59
                $24.36                       $93.66
                $30.18                       $93.14
1990            $31.26                       $97.25
                $37.97                       $99.29
                $41.597                      $99.625
                $50.575                      $100.087
                $46.066                      $100.516
1995            $61.108                      $100.34
                $57.829                      $100.707
                $64.54                       $100.85
                $76.72                       $101.53
                $73.75                       $101.07
2000




2005

The top line in the graph represents the fund's Anticipated Value at Maturity (AVM--defined on page 54), which fluctuates from day to day based on the fund's expected maturity date. The bottom line represents the fund's historical share price, which is managed to grow over time to reach the fund's AVM. While this graph demonstrates the fund's expected long-term growth pattern, please keep in mind that the fund may experience significant share-price volatility over the short term. Even if fund shares are held to maturity, there is no guarantee that the fund's share price will reach its AVM. There is also no guarantee that the AVM will fluctuate as little in the future as it has in the past.

Both graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see the Total Returns table above). Past performance is no guarantee of future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.


10      1-800-345-2021


Target: 2005--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

     An interview with Dave Schroeder (pictured on page 6), a portfolio manager on the Target Maturities Trust investment team.

HOW DID THE FUND PERFORM DURING THE SIX-MONTH PERIOD ENDED MARCH 31, 1999?

     Reflecting the overall rise in interest rates, Target: 2005 posted negative returns. For the six months ended March 31, 1999, Target: 2005 fell 3.87%,* compared with the 3.28% decline of the fund's benchmark, a STRIPS issue maturing on November 15, 2005. (See the previous page for other fund performance comparisons.)

     It's important to remember that, unlike its benchmark, Target: 2005 is subject to transaction costs and management fees. To keep the fund's after-expense returns as close as possible to those of the benchmark, we attempt to enhance performance through conservative changes to the portfolio's weighted average maturity date and by adjusting its mix of zero-coupon bonds (zeros).

SPEAKING OF PORTFOLIO ADJUSTMENTS, WHAT CHANGES DID YOU MAKE?

     To minimize Target: 2005's transaction costs and turnover rate, we continued to use cash inflows and outflows as opportunities to adjust the portfolio's composition and its weighted average maturity date. The fund received roughly $30 million in new investments during the six months, and while we were able to find some attractive receipt zeros for the portfolio, most of the new capital was put to work in STRIPS.

     We also liquidated some of the fund's REFCORPs because they were trading at very attractive prices. As a result, the portfolio's STRIPS position increased to around 59% of assets, while the amount of Treasury Receipts (TRs--generic receipt zeros) rose to 13%, and REFCORPs fell to 7%.

WHY DID YOU ADD MORE STRIPS THAN OTHER TYPES OF ZEROS?

     Mainly because in Target: 2005's area of the investment maturity spectrum, STRIPS are far more readily available than other types of zeros. Although we pick up higher-yielding receipt zeros when possible, we often have to rely on buying STRIPS with the cash inflows to keep the fund fully invested. (See the charts on page 12.)

WHAT IMPACT DID THESE CHANGES HAVE ON TARGET: 2005'S WEIGHTED AVERAGE MATURITY DATE?

     They caused it to move forward from November 8, 2005, to September 22, 2005, by the end of March. Many of the STRIPS that we purchased mature in May and August of 2005; they had slightly shorter maturities than many others in the portfolio.

     So adding them resulted in a shorter average maturity date and a drop of around fifty cents in Target: 2005's anticipated value at maturity. Overall, however, we generally kept the fund's average maturity close to that of its benchmark.

* All fund returns referenced in this interview are for Investor Class shares.

[right margin]

"THE FUND RECEIVED ROUGHLY $30 MILLION IN NEW INVESTMENTS DURING THE SIX MONTHS. . ."

PORTFOLIO AT A GLANCE
                            3/31/99           9/30/98
NUMBER OF SECURITIES          44                42
ANTICIPATED GROWTH
   RATE                      4.93%             3.98%
WEIGHTED AVERAGE
   MATURITY DATE            9/22/05          11/08/05
ANTICIPATED VALUE AT
   MATURITY (AVM)(1)        $101.07           $101.53
EXPENSE RATIO (FOR
   INVESTOR CLASS)          0.59%(2)           0.59%

Past performance is no guarantee of future results. Even if fund shares are held to maturity, there is no guarantee that the fund's share price will reach its AVM. There is also no guarantee that the AVM will fluctuate as little in the future as it has in the past. For more information, please consult the prospectus.

(1)  See graph on page 10.
(2)  Annualized.

Investment terms are defined in the Glossary on pages 54-55.


                                                 www.americancentury.com      11


Target: 2005--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

GOING FORWARD, WHAT'S YOUR OUTLOOK FOR THE TREASURY MARKET?

     Many of the trends that caused Treasury prices to rise at the end of 1998 disappeared during the first quarter of 1999. On the international front, Asian and Latin American economies seem to have recovered somewhat from last year's crises. With global markets looking less grim, "flight-to-quality" demand for Treasurys has decreased. Domestically, economic growth remains surprisingly robust--during the first quarter of 1999, the economy expanded at a 4.5% annual pace.

     However, some positive influences remain in place. Inflation is still a non-issue--prices rose a mere 1.7% for the twelve months ended March 31 (as measured by the government's consumer price index). As such, we believe there's little incentive for the Fed to raise interest rates in the near future.

     The first federal budget surplus in 30 years is also having a positive impact on Treasury prices by reducing the amount of new Treasury bond issuance. Last year the Treasury Department discontinued quarterly auctions of three-year Treasury notes and began auctioning five-year Treasury notes quarterly, rather than monthly. A 30-year bond auction was also eliminated.

     We wouldn't be surprised if that trend continued. There's been some discussion about the Treasury Department reducing two-year note auctions from monthly to only eight times a year. In addition, the elimination of one of the Treasury's 30-year bond auctions--which would reduce the number to only two a year--is also a possibility.

WITH THAT OUTLOOK IN MIND, WHAT ARE YOUR PLANS FOR THE PORTFOLIO?

     We will continue to focus our efforts to try to meet or beat Target: 2005's anticipated value at maturity. In an attempt to accomplish that goal, we will continue to manage Target: 2005 to deliver a pure play on zero-coupon bonds in an effort to provide shareholders the total return and interest rate sensitivity of a zero maturing on November 15, 2005.

     To help keep a lid on turnover and transaction costs, we will continue to use cash inflows and outflows as opportunities to adjust the portfolio's composition and weighted average maturity.

[left margin]

"WITH GLOBAL MARKETS LOOKING LESS GRIM, 'FLIGHT-TO-QUALITY' DEMAND FOR TREASURYS HAS DECREASED."

[pie charts - data below]

PORTFOLIO COMPOSITION BY SECURITY TYPE

As of March 31, 1999
STRIPS             59%
REFCORPs            7%
BECCs              19%
TRs                13%
Other               2%

As of September 30, 1998
STRIPS             52%
REFCORPs           30%
BECCs              11%
TRs                 4%
Other               3%

Security types are defined on pages 54-55.


12      1-800-345-2021


Target: 2005 --Schedule of Investments
--------------------------------------------------------------------------------

MARCH 31, 1999 (UNAUDITED)

Principal Amount                                                       Value
--------------------------------------------------------------------------------

ZERO-COUPON U.S. TREASURY SECURITIES(1)--92.5%
           $   5,000,000   BECC, 5.56%, 5/15/04                   $  3,780,334
                 258,000   ETR, 5.70%, 5/15/04                         194,677
               2,000,000   BECC, 4.47%, 11/15/04                     1,468,999
                 693,750   CUBES, 6.56%, 11/15/04                      511,234
                  87,000   ETR, 5.96%, 11/15/04                         63,762
               2,517,000   TIGR, 4.75%, 11/15/04                     1,856,844
                  27,000   TIGR, 5.90%, 11/15/04                        19,918
              17,000,000   TR, 4.75%, 11/15/04                      12,507,000
               7,200,000   BECC, 6.95%, 2/15/05                      5,201,740
               1,500,000   STRIPS--COUPON, 6.37%,
                              2/15/05                                1,097,415
               3,456,420   TR, 5.45%, 2/15/05                        2,501,424
              49,000,000   BECC, 5.83%, 5/15/05                     34,860,121
               4,615,672   CUBES, 8.59%, 5/15/05                     3,295,485
               1,000,000   ETR, 6.67%, 5/15/05                         709,739
              18,374,000   STRIPS--COUPON, 7.96%,
                              5/15/05                               13,244,269
             206,559,000   STRIPS--PRINCIPAL, 5.40%,
                              5/15/05                              148,492,231
                 428,750   TBR, 9.37%, 5/15/05                         304,301
               6,450,000   TR, 8.38%, 5/15/05                        4,577,816
             122,000,000   STRIPS--PRINCIPAL, 5.88%,
                              8/15/05                               86,564,140
               7,000,020   TR, 4.58%, 8/15/05                        4,917,751
              30,000,000   BECC, 6.15%, 11/15/05                    20,797,713
                 170,000   CATS, 6.21%, 11/15/05                       118,386
                 491,519   CUBES, 8.86%, 11/15/05                      342,069
                 200,000   LION, 5.73%, 11/15/05                       138,473
               1,500,000   STRIPS--COUPON, 6.33%,
                              11/15/05                               1,054,734
               2,247,000   TBR, 8.45%, 11/15/05                      1,553,741
             107,056,000   STRIPS--COUPON, 6.31%,
                              2/15/06                               73,721,569

Principal Amount                                                       Value
--------------------------------------------------------------------------------

           $   1,003,875   TR, 5.54%, 2/15/06                     $    682,565
              23,678,120   TR, 7.75%, 2/15/06                       16,099,472
              36,000,000   BECC, 5.09%, 5/15/06                     24,075,399
                 107,000   CATS, 6.05%, 5/15/06                         71,905
               6,032,000   CATS, 8.83%, 5/15/06                      4,028,385
               2,567,000   CATS, 8.84%, 5/15/06                      1,714,334
                 566,500   CUBES, 6.53%, 5/15/06                       380,430
               5,098,000   STRIPS--COUPON, 7.46%,
                              5/15/06                                3,461,697
                 410,000   TBR, 8.46%, 5/15/06                         273,434
              36,264,000   TR, 5.29%, 5/15/06                       24,184,891
                 146,346   TR, 8.89%, 5/15/06                           98,074
               1,299,780   TR, 8.86%, 8/15/06                          857,773
              22,230,000   BECC, 5.42%, 11/15/06                    14,425,751
                 100,000   U.S. Treasury Corpus, 5.38%,
                              11/15/06                                  64,462
                                                                 --------------
TOTAL ZERO-COUPON U.S.
TREASURY SECURITIES                                                514,314,457
                                                                 --------------
   (Cost $503,572,153)

ZERO-COUPON U.S. GOVERNMENT
AGENCY SECURITIES(1)--7.5%
               2,000,000   REFCORP STRIPS--COUPON,
                              5.84%, 4/15/05                         1,439,565
              38,270,000   REFCORP STRIPS--COUPON,
                              6.59%, 10/15/05                       26,857,448
              20,319,000   REFCORP STRIPS--COUPON,
                              6.18%, 7/15/06                        13,560,368
                                                                 --------------
TOTAL ZERO-COUPON U.S. GOVERNMENT
AGENCY SECURITIES                                                   41,857,381
                                                                 --------------
   (Cost $39,535,920)

TOTAL INVESTMENT SECURITIES--100.0%                               $556,171,838
                                                                 ==============
   (Cost $543,108,073)

NOTES TO SCHEDULE OF INVESTMENTS

BECC = Book Entry Callable Corpus

CATS = Certificates of Accrual of Treasury Securities

CUBES = Coupons Under Book Entry Safekeeping

ETR = Easy Growth Treasury Receipts

LION = Lehman Investment Opportunity Note

REFCORP = Resolution Funding Corporation

STRIPS = Separate Trading of Registered Interest and Principal of Securities

TBR = Treasury Bond Receipts

TIGR = Treasury Investment Growth Receipts

TR = Treasury Receipts

(1) Rates indicated are the yield to maturity at purchase. These securities are purchased at a substantial discount from their value at maturity.

--------------------------------------------------------------------------------
UNDERSTANDING THE SCHEDULE OF INVESTMENTS--This schedule tells you which investments your fund owned on the last day of the reporting period.

The schedule includes:

* a list of each investment

* the principal amount of each investment

* the market value of each investment

See Notes to Financial Statements


                                                 www.americancentury.com      13


Target: 2010--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF MARCH 31, 1999

                           INVESTOR CLASS (INCEPTION 3/25/85)                      ADVISOR CLASS (INCEPTION 10/20/98)
                      TARGET           11/15/10       MERRILL LYNCH           TARGET           11/15/10        MERRILL LYNCH
                    MATURITIES         MATURITY         LONG-TERM           MATURITIES         MATURITY          LONG-TERM
                    TRUST: 2010      STRIPS ISSUE     TREASURY INDEX        TRUST: 2010      STRIPS ISSUE      TREASURY INDEX
6 MONTHS(1)           -7.34%            -7.20%           -5.16%                 --                --                --
1 YEAR                 7.39%             8.14%            7.07%                 --                --                --
==========================================================================================================================
AVERAGE ANNUAL RETURNS
==========================================================================================================================
3 YEARS               10.83%            11.42%            9.88%                 --                --                --
5 YEARS               11.11%            11.82%            9.71%                 --                --                --
10 YEARS              12.79%            13.22%           10.88%                 --                --                --
LIFE OF FUND          15.26%            16.71%(2)        11.95%(2)            -4.57%           -4.83%(3)         -3.64%(3)

(1) Returns for periods less than one year are not annualized.

(2) Since 3/31/85, the date nearest the class's inception for which data are available.

(3) Since 10/31/98, the date nearest the class's inception for which data are available.

See pages 52-54 for more information about share classes, returns, the comparative index, and the fund's benchmark.

[mountain chart - data below]

GROWTH OF $10,000 OVER 1O YEARS
Value on 3/31/99
Target: 2010                $33,312
Merrill Lynch Long-Term
   Treasury Index           $28,093
11/15/10 STRIPS Issue       $34,620

                   Target:        Merrill Lynch Long-Term        11/15/10
                    2010               Treasury Index          STRIPS Issue
DATE                VALUE                  VALUE                  VALUE
3/31/89            $10,000                $10,000                $10,000
3/31/90            $11,460                $11,288                $11,567
3/31/91            $13,107                $12,761                $13,057
3/31/92            $14,723                $14,298                $14,770
3/31/93            $18,592                $17,083                $18,667
3/31/94            $19,670                $17,675                $19,807
3/31/95            $20,546                $18,457                $20,783
3/31/96            $24,472                $21,179                $25,031
3/31/97            $24,971                $21,776                $25,624
3/31/98            $31,022                $26,238                $32,014
3/31/99            $33,312                $28,093                $34,620

$10,000 investment made 3/31/89

The graph at left shows the growth of a $10,000 investment in the fund over 10 years. The Merrill Lynch Long-Term Treasury Index and the fund's benchmark are provided for comparison. The Target: 2010 portfolio's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index and the benchmark do not.

[line chart - data below]

SHARE PRICE VS. ANTICIPATED VALUE AT MATURITY
TARGET: 2010
Actual Share Price (Historical)    $57.43
Anticipated Value at Maturity
  (Estimated Share Price)         $105.50

          Actual Share Price      Anticipated Value at Maturity
             (Historical)            (Estimated Share Price)
1985            $11.43                       $97
                $17.65                       $97
                $14.96                       $95.27
                $17.31                       $97.13
                $22.16                       $96.66
1990            $22.22                       $97.52
                $26.9                        $98.97
                $29.534                      $100.179
                $37.292                      $100.874
                $32.981                      $101.78
1995            $46.864                      $101.788
                $42.474                      $102.529
                $49.16                       $103.4
                $61.98                       $104.85
                $57.43                       $105.50
2000




2005




2010

The top line in the graph represents the fund's Anticipated Value at Maturity (AVM--defined on page 54), which fluctuates from day to day based on the fund's expected maturity date. The bottom line represents the fund's historical share price, which is managed to grow over time to reach the fund's AVM. While this graph demonstrates the fund's expected long-term growth pattern, please keep in mind that the fund may experience significant share-price volatility over the short term. Even if fund shares are held to maturity, there is no guarantee that the fund's share price will reach its AVM. There is also no guarantee that the AVM will fluctuate as little in the future as it has in the past.

Both graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see the Total Returns table above). Past performance is no guarantee of future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.


14      1-800-345-2021


Target: 2010--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

     An interview with Dave Schroeder (pictured on page 6), a portfolio manager on the Target Maturities Trust investment team.

HOW DID THE FUND PERFORM DURING THE SIX-MONTH PERIOD ENDED MARCH 31, 1999?

     Reflecting the overall rise in interest rates, Target: 2010 posted negative returns. For the six months ended March 31, 1999, Target: 2010 fell 7.34%,* compared with the 7.20% decline of the fund's benchmark, a STRIPS issue maturing on November 15, 2010. (See the previous page for other fund performance comparisons.)

     It's important to remember that, unlike its benchmark, Target: 2010 is subject to transaction costs and management fees. To keep the fund's after-expense returns as close as possible to those of the benchmark, we attempt to enhance performance through conservative adjustments to the portfolio's weighted average maturity date and by shifting its mix of zero-coupon bonds (zeros).

SPEAKING OF ADJUSTMENTS TO THE PORTFOLIO, WHAT CHANGES DID YOU MAKE?

     To minimize Target: 2010's transaction costs and turnover rate, we continued to use cash inflows and outflows as opportunities to adjust the portfolio's composition and its weighted average maturity date. To meet the roughly $18 million in outflows that the fund experienced, we sold STRIPS. The net result was a decrease in the portfolio's STRIPS position, which fell from 51% of assets to 41%. (See the charts on page 16.)

     We also added some attractively priced REFCORPs, especially toward the end of 1998 when they began offering a significant yield advantage over STRIPS. As such, the fund's exposure to REFCORPs rose from around 43% of assets to about 52%.

WHY DID YOU SELL STRIPS INSTEAD OF OTHER TYPES OF ZEROS?

     By selling STRIPS, we were able to meet the fund's liquidity needs without sacrificing returns. That's because STRIPS generally have lower yields and higher prices than REFCORPs or other non-STRIP holdings.

WHAT IMPACT DID THESE CHANGES HAVE ON TARGET: 2010'S WEIGHTED AVERAGE MATURITY DATE?

     They caused it to extend around 25 days to November 10, 2010, by the end of March. Many of the STRIPS that we sold mature in May 2010; however, the REFCORPs that we added mature in April and October 2010. We also bought a few REFCORPs that mature in July 2011. So the net result was a longer average maturity date for the portfolio and that caused Target: 2010's anticipated value at maturity to rise sixty-five cents to $105.50 by the end of March.

* All fund returns referenced in this interview are for Investor Class shares.

[right margin]

"BY SELLING STRIPS, WE WERE ABLE TO MEET THE FUND'S LIQUIDITY NEEDS WITHOUT SACRIFICING RETURNS. "

PORTFOLIO AT A GLANCE
                             3/31/99           9/30/98
NUMBER OF SECURITIES            18                18
ANTICIPATED GROWTH
   RATE                        5.31%             4.41%
WEIGHTED AVERAGE
   MATURITY DATE             11/10/10          10/16/10
ANTICIPATED VALUE AT
   MATURITY (AVM)(1)          $105.50           $104.85
EXPENSE RATIO (FOR
   INVESTOR CLASS)           0.59%(2)            0.59%

Past performance is no guarantee of future results. Even if fund shares are held to maturity, there is no guarantee that the fund's share price will reach its AVM. There is also no guarantee that the AVM will fluctuate as little in the future as it has in the past. For more information, please consult the prospectus.

(1)  See graph on page 14.
(2)  Annualized.

Investment terms are defined in the Glossary on pages 54-55.


                                                 www.americancentury.com      15


Target: 2010--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

GOING FORWARD, WHAT'S YOUR OUTLOOK FOR THE TREASURY MARKET?

     Many of the trends that caused Treasury prices to rise at the end of 1998 disappeared during the first quarter of 1999. On the international front, Asian and Latin American economies seem to have recovered somewhat from last year's crises. With global markets looking less grim, "flight-to-quality" demand for Treasurys has decreased. Domestically, economic growth remains surprisingly robust--during the first quarter of 1999, the economy expanded at a 4.5% annual pace.

     However, some positive influences remain in place. Inflation is still a non-issue--prices rose a mere 1.7% for the twelve months ended March 31 (as measured by the government's consumer price index). As such, we believe there's little incentive for the Fed to raise interest rates in the near future.

     The first federal budget surplus in 30 years is also having a positive impact on Treasury prices by reducing the amount of new Treasury bond issuance. Last year the Treasury Department discontinued quarterly auctions of three-year Treasury notes and began auctioning five-year Treasury notes quarterly, rather than monthly. A 30-year bond auction was also eliminated.

     We wouldn't be surprised if that trend continued. There's been some discussion about the Treasury Department reducing two-year note auctions from monthly to only eight times a year. In addition, the elimination of one of the Treasury's 30-year bond auctions--which would reduce the number to only two a year--is also a possibility.

WITH THAT OUTLOOK IN MIND, WHAT ARE YOUR PLANS FOR THE PORTFOLIO?

     Although there's no assurance that Target: 2010 will reach its anticipated value at maturity, we will continue to focus our efforts to try to meet or beat that value. In an effort to accomplish that goal, we will continue to manage
Target: 2010 to deliver a pure play on zero-coupon bonds in an effort to provide shareholders the total return and interest rate sensitivity of a zero maturing on November 15, 2010.

     We will also continue to use cash inflows and outflows as opportunities to adjust the portfolio's composition and weighted average maturity. That should help keep turnover and transaction costs to a minimum. In addition, we'll continue to look for attractive opportunities to add higher-yielding zeros to the portfolio.

[left margin]

"WE'LL CONTINUE TO LOOK FOR ATTRACTIVE OPPORTUNITIES TO ADD HIGHER-YIELDING ZEROS TO THE PORTFOLIO."

[pie charts - data below]

PORTFOLIO COMPOSITION BY SECURITY TYPE

As of March 31, 1999
STRIPS             41%
REFCORPs           52%
ETRs                7%

As of September 30, 1998
STRIPS             51%
REFCORPs           43%
ETRs                6%

Security types are defined on pages 54-55.


16      1-800-345-2021


Target: 2010--Schedule of Investments
--------------------------------------------------------------------------------

MARCH 31, 1999 (UNAUDITED)

Principal Amount                                                       Value
--------------------------------------------------------------------------------
ZERO-COUPON U.S. TREASURY SECURITIES(1)--47.8%
             $28,520,000   ETR, 7.11%, 5/15/09                    $ 15,662,375
              11,500,000   STRIPS--PRINCIPAL, 7.18%,
                              11/15/09                               6,230,051
               2,000,000   STRIPS--COUPON, 5.90%,
                              2/15/10                                1,076,778
               2,587,000   STRIPS--COUPON, 6.80%,
                              5/15/10                                1,370,487
              18,577,000   STRIPS--COUPON, 6.77%,
                              8/15/10                                9,683,415
              47,839,000   STRIPS--COUPON, 6.88%,
                              11/15/10                              24,532,341
              38,360,000   STRIPS--COUPON, 7.96%,
                              2/15/11                               19,352,678
              24,000,000   STRIPS--COUPON, 5.85%,
                              5/15/11                               11,916,673
              11,715,000   STRIPS--COUPON, 7.23%,
                              8/15/11                                5,718,299
              43,000,000   STRIPS--COUPON, 6.11%,
                           11/15/11                                 20,654,113
                                                                 --------------
TOTAL ZERO-COUPON U.S.
TREASURY SECURITIES                                                116,197,210
                                                                 --------------
   (Cost $105,044,808)

Principal Amount                                                       Value
--------------------------------------------------------------------------------
ZERO-COUPON U.S. GOVERNMENT
AGENCY SECURITIES(1)--52.2%
            $  2,000,000   REFCORP STRIPS--COUPON,
                              7.98%, 10/15/09                     $  1,084,246
               5,772,000   REFCORP STRIPS--COUPON,
                              7.85%, 1/15/10                         3,077,269
              45,728,000   REFCORP STRIPS--COUPON,
                              6.78%, 4/15/10                        23,977,371
              89,053,000   REFCORP STRIPS--COUPON,
                              5.84%, 10/15/10                       45,171,504
              72,361,000   REFCORP STRIPS--COUPON,
                              5.67%, 1/15/11                        36,103,316
              18,850,000   REFCORP STRIPS--COUPON,
                              7.84%, 4/15/11                         9,251,890
               7,000,000   REFCORP STRIPS--COUPON,
                              4.98%, 7/15/11                         3,372,897
              10,000,000   REFCORP STRIPS--COUPON,
                              5.46%, 10/15/11                        4,744,951
                                                                 --------------
TOTAL ZERO-COUPON U.S. GOVERNMENT
AGENCY SECURITIES                                                  126,783,444
                                                                 --------------
   (Cost $125,243,286)

TOTAL INVESTMENT SECURITIES--100.0%                               $242,980,654
                                                                 ==============
   (Cost $230,288,094)

NOTES TO SCHEDULE OF INVESTMENTS

ETR = Easy Growth Treasury Receipts

REFCORP = Resolution Funding Corporation

STRIPS = Separate Trading of Registered Interest and Principal of Securities

(1) Rates indicated are the yield to maturity at purchase. These securities are purchased at a substantial discount from their value at maturity.

--------------------------------------------------------------------------------
UNDERSTANDING THE SCHEDULE OF INVESTMENTS--This schedule tells you which investments your fund owned on the last day of the reporting period.

The schedule includes:

* a list of each investment

* the principal amount of each investment

* the market value of each investment

See Notes to Financial Statements


                                                 www.americancentury.com      17


Target: 2015--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF MARCH 31, 1999

                           INVESTOR CLASS (INCEPTION 9/1/86)
                       TARGET             11/15/15       MERRILL LYNCH
                     MATURITIES           MATURITY         LONG-TERM
                     TRUST: 2015        STRIPS ISSUE     TREASURY INDEX
6 MONTHS(1)            -8.78%              -8.76%           -5.16%
1 YEAR                  5.62%               5.82%            7.07%
=====================================================================
AVERAGE ANNUAL RETURNS
=====================================================================
3 YEARS                12.76%              13.18%            9.88%
5 YEARS                12.44%              12.99%            9.71%
10 YEARS               13.52%              13.98%           10.88%

(1) Returns for periods less than one year are not annualized. See pages 53-54 for more information about returns, the comparative index, and the fund's benchmark.

[mountain chart - data below]

GROWTH OF $10,000 OVER 1O YEARS
Value on 3/31/99
Target: 2015                $35,539
Merrill Lynch Long-Term
   Treasury Index           $28,093
11/15/15 STRIPS Issue       $36,997

                   Target:        Merrill Lynch Long-Term        11/15/15
                    2015               Treasury Index          STRIPS Issue
DATE                VALUE                  VALUE                  VALUE
3/31/89            $10,000                $10,000                $10,000
3/31/90            $11,457                $11,288                $11,535
3/31/91            $12,899                $12,761                $13,061
3/31/92            $14,602                $14,298                $14,688
3/31/93            $18,196                $17,083                $18,432
3/31/94            $19,773                $17,675                $20,093
3/31/95            $20,438                $18,457                $20,841
3/31/96            $24,789                $21,179                $25,518
3/31/97            $25,210                $21,776                $26,010
3/31/98            $33,648                $26,238                $34,963
3/31/99            $35,539                $28,093                $36,997

$10,000 investment made 3/31/89

The graph at left shows the growth of a $10,000 investment in the fund over 10 years. The Merrill Lynch Long-Term Treasury Index and the fund's benchmark are provided for comparison. The Target: 2015 portfolio's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index and the benchmark do not.

[line chart - data below]

SHARE PRICE VS. ANTICIPATED VALUE AT MATURITY
TARGET: 2015
Actual Share Price (Historical)    $45.49
Anticipated Value at Maturity
  (Estimated Share Price)         $112.52

          Actual Share Price      Anticipated Value at Maturity
             (Historical)            (Estimated Share Price)
1986            $14.24                       $101
                $11.37                       $102.86
                $12.63                       $102.75
                $16.86                       $101.77
1990            $16.29                       $102.24
                $19.95                       $106.05
                $21.502                      $107.792
                $28.064                      $106.952
                $24.11                       $108.832
1995            $36.819                      $109.462
                $31.962                      $110.109
                $38.34                       $110.52
                $49.87                       $112.63
                $45.49                       $112.52
2000




2005




2010




2015

The top line in the graph represents the fund's Anticipated Value at Maturity (AVM--defined on page 54), which fluctuates from day to day based on the fund's expected maturity date. The bottom line represents the fund's historical share price, which is managed to grow over time to reach the fund's AVM. While this graph demonstrates the fund's expected long-term growth pattern, please keep in mind that the fund may experience significant share-price volatility over the short term. Even if fund shares are held to maturity, there is no guarantee that the fund's share price will reach its AVM. There is also no guarantee that the AVM will fluctuate as little in the future as it has in the past.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.


18      1-800-345-2021


Target: 2015--Q&A
--------------------------------------------------------------------------------

     An interview with Dave Schroeder (pictured on page 6), a portfolio manager on the Target Maturities Trust investment team.

HOW DID THE FUND PERFORM DURING THE SIX-MONTH PERIOD ENDED MARCH 31, 1999?

     Reflecting the overall rise in interest rates, Target: 2015 posted negative returns. For the six months ended March 31, 1999, Target: 2015 fell 8.78%, compared with the 8.76% loss of the fund's benchmark, a STRIPS issue maturing on November 15, 2015. (See the previous page for other fund performance comparisons.)

     Please keep in mind that Target: 2015, unlike its benchmark, is subject to transaction costs and management fees. To keep the fund's after-expense returns as close as possible to those of the benchmark, we attempt to enhance performance through conservative adjustments to the portfolio's weighted average maturity date and by shifting its mix of zero-coupon bonds (zeros).

SPEAKING OF PORTFOLIO ADJUSTMENTS, WHAT CHANGES DID YOU MAKE?

     To minimize Target: 2015's transaction costs and turnover rate, we continued to use cash inflows and outflows as opportunities to adjust the portfolio's composition and its weighted average maturity date. The fund received nearly $60 million in new investments during the six months and while we were able to find some attractive REFCORPs for the portfolio, most of the new capital was put to work in STRIPS.

     As a result, the portfolio's STRIPS position increased from 50% of assets to 63%, while the amount of REFCORPs fell from 50% to 37%. (See the charts on page 20.)

WHY DID YOU ADD MORE STRIPS THAN OTHER TYPES OF ZEROS?

     Mainly because STRIPS are far more readily available than REFCORPs, which are the only other types of zeros available in the fund's area of the maturity spectrum. Although we pick up higher-yielding REFCORPs when possible, we often have to rely on buying STRIPS to keep the fund fully invested.

WHAT IMPACT DID THESE CHANGES HAVE ON TARGET: 2015'S WEIGHTED AVERAGE MATURITY DATE?

     The changes had very little impact. Nearly all of the STRIPS that we purchased mature in November 2015. Because the average maturities of those zeros were very comparable to the other ones in the portfolio, Target: 2015's average maturity date extended only six days to November 19, 2015, by the end of March and resulted in little change to the fund's anticipated value at maturity.

GOING FORWARD, WHAT'S YOUR OUTLOOK FOR THE TREASURY MARKET?

     Many of the trends that caused Treasury prices to rise at the end of 1998 disappeared during the first quarter of 1999. On the international front, Asian and Latin American economies seem to have recovered somewhat from last year's crises. With global markets

[right margin]

"THE FUND RECEIVED NEARLY $60 MILLION IN NEW INVESTMENTS DURING THE SIX MONTHS. . ."

PORTFOLIO AT A GLANCE
                              3/31/99           9/30/98
NUMBER OF SECURITIES             13                12
ANTICIPATED GROWTH
   RATE                         5.52%             4.81%
WEIGHTED AVERAGE
   MATURITY DATE              11/19/15          11/13/15
ANTICIPATED VALUE AT
   MATURITY (AVM)(1)           $112.52           $112.63
EXPENSE RATIO (FOR
   INVESTOR CLASS)            0.59%(2)            0.59%

Past performance is no guarantee of future results. Even if fund shares are held to maturity, there is no guarantee that the fund's share price will reach its AVM. There is also no guarantee that the AVM will fluctuate as little in the future as it has in the past. For more information, please consult the prospectus.

(1)  See graph on page 18.
(2)  Annualized.

Investment terms are defined in the Glossary on pages 54-55.


                                                 www.americancentury.com      19


Target: 2015--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

looking less grim, "flight-to-quality" demand for Treasurys has decreased. Domestically, economic growth remains surprisingly robust--during the first quarter of 1999, the economy expanded at a 4.5% annual pace.

     However, some positive influences remain in place. Inflation is still a non-issue--prices rose a mere 1.7% for the twelve months ended March 31 (as measured by the government's consumer price index). As such, we believe there's little incentive for the Fed to raise interest rates in the near future.

     The first federal budget surplus in 30 years is also having a positive impact on Treasury prices by reducing the amount of new Treasury bond issuance. Last year the Treasury Department discontinued quarterly auctions of three-year Treasury notes and began auctioning five-year Treasury notes quarterly, rather than monthly. A 30-year bond auction was also eliminated.

     We wouldn't be surprised if that trend continued. There's been some discussion about the Treasury Department reducing two-year note auctions from monthly to only eight times a year. In addition, the elimination of one of the Treasury's 30-year bond auctions--which would reduce the number to only two a year--is also a possibility.

WITH THAT OUTLOOK IN MIND, WHAT ARE YOUR PLANS FOR THE PORTFOLIO?

     We will continue to focus our efforts to try to meet or beat Target: 2015's anticipated value at maturity. In an effort to accomplish that goal, we will continue to manage Target: 2015 to deliver a pure play on zero-coupon bonds in an effort to provide shareholders the total return and interest rate sensitivity of a zero maturing on November 15, 2015. To help keep a lid on turnover and transaction costs, we will continue to use cash inflows and outflows as opportunities to adjust the portfolio's composition and weighted average maturity.

[left margin]

"WE WILL CONTINUE TO FOCUS OUR EFFORTS TO TRY TO MEET OR BEAT TARGET: 2015'S ANTICIPATED VALUE AT MATURITY. "

[pie charts - data below]

PORTFOLIO COMPOSITION BY SECURITY TYPE

As of March 31, 1999
STRIPS             63%
REFCORPs           37%

As of September 30, 1998
STRIPS             50%
REFCORPs           50%

Security types are defined on pages 54-55.


20      1-800-345-2021


Target: 2015 --Schedule of Investments
--------------------------------------------------------------------------------

MARCH 31, 1999 (UNAUDITED)

Principal Amount                                                       Value
--------------------------------------------------------------------------------
ZERO-COUPON U.S. TREASURY SECURITIES(1) --63.0%
$              4,350,000   STRIPS--COUPON, 9.22%,
                              2/15/15                             $  1,684,765
              39,408,000   STRIPS--COUPON, 9.14%,
                              5/15/15                               15,028,480
              35,050,000   STRIPS--COUPON, 9.17%,
                              8/15/15                               13,144,028
             247,808,000   STRIPS--COUPON, 6.31%,
                              11/15/15                              91,423,970
              36,300,000   STRIPS--COUPON, 8.38%,
                              2/15/16                               13,189,549
              17,700,000   STRIPS--COUPON, 8.39%,
                              5/15/16                                6,337,108
              11,000,000   STRIPS--COUPON, 5.60%,
                              8/15/16                                3,875,457
                                                                 --------------
TOTAL ZERO-COUPON U.S.
TREASURY SECURITIES                                                144,683,357
                                                                 --------------
   (Cost $125,597,546)

Principal Amount                                                       Value
--------------------------------------------------------------------------------
ZERO-COUPON U.S. GOVERNMENT
AGENCY SECURITIES(1) --37.0%
$              2,001,000   REFCORP STRIPS--COUPON,
                              6.13%, 1/15/15                      $    762,438
              54,640,000   REFCORP STRIPS--COUPON,
                              7.51%, 4/15/15                        20,489,810
              43,121,000   REFCORP STRIPS--COUPON,
                              7.71%, 7/15/15                        15,898,191
              50,365,000   REFCORP STRIPS--COUPON,
                              8.29%, 10/15/15                       18,259,259
              28,591,000   REFCORP STRIPS--COUPON,
                              8.21%, 7/15/16                         9,889,955
              57,500,000   REFCORP STRIPS--COUPON,
                              6.82%, 10/15/16                       19,572,210
                                                                 --------------
TOTAL ZERO-COUPON U.S. GOVERNMENT
AGENCY SECURITIES                                                   84,871,863
                                                                 --------------
   (Cost $69,106,537)

TOTAL INVESTMENT SECURITIES--100.0%                               $229,555,220
                                                                 ==============
   (Cost $194,704,083)

NOTES TO SCHEDULE OF INVESTMENTS

REFCORP = Resolution Funding Corporation

STRIPS = Separate Trading of Registered Interest and Principal of Securities

(1) Rates indicated are the yield to maturity at purchase. These securities are purchased at a substantial discount from their value at maturity.

--------------------------------------------------------------------------------
UNDERSTANDING THE SCHEDULE OF INVESTMENTS--This schedule tells you which investments your fund owned on the last day of the reporting period.

The schedule includes:

* a list of each investment

* the principal amount of each investment

* the market value of each investment

See Notes to Financial Statements


                                                 www.americancentury.com      21


Target: 2020--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF MARCH 31, 1999

                           INVESTOR CLASS (INCEPTION 12/29/89)                    ADVISOR CLASS (INCEPTION 10/19/98)
                      TARGET                        MERRILL LYNCH           TARGET           11/15/20        MERRILL LYNCH
                    MATURITIES        FUND            LONG-TERM           MATURITIES         MATURITY          LONG-TERM
                    TRUST: 2020    BENCHMARK(2)     TREASURY INDEX        TRUST: 2020      STRIPS ISSUE      TREASURY INDEX
6 MONTHS(1)          -10.69%        -10.68%            -5.16%                 --                --                 --
1 YEAR                 5.36%          5.85%             7.07%                 --                --                 --
========================================================================================================================
AVERAGE ANNUAL RETURNS
========================================================================================================================
3 YEARS               14.66%         15.24%             9.88%                 --                --                 --
5 YEARS               13.64%         14.24%             9.71%                 --                --                 --
LIFE OF FUND          11.55%         11.16%             9.86%               -7.10%           -6.70%(3)          -3.64%(3)

(1)  Returns for periods less than one year are not annualized.

(2) From December 1989 through April 1990, the fund's benchmark was an 8/15/19 STRIPS issue; from May 1990 through October 1991, it was an 11/15/19 STRIPS issue; and from November 1991 to the present, it has been an 11/15/20 STRIPS issue.

(3) Since 10/31/98, the date nearest the class's inception for which data are available.

See pages 52-54 for more information about share classes, returns, the comparative index, and the fund's benchmark.

[mountain chart - data below]

GROWTH OF $10,000 OVER LIFE OF FUND
Value on 3/31/99
Target: 2020                $27,500
Merrill Lynch Long-Term
   Treasury Index           $23,872
Fund Benchmark              $26,599

                   Target:        Merrill Lynch Long-Term         Fund
                    2020               Treasury Index           Benchmark
DATE                VALUE                  VALUE                  VALUE
12/29/89           $10,000                $10,000                $10,000
3/31/90             $8,658                 $9,592                 $8,407
6/30/90             $9,258                $10,005                 $8,818
9/30/90             $8,025                 $9,794                 $7,976
12/31/90            $9,550                $10,645                 $9,080
3/31/91             $9,717                $10,843                 $9,257
6/30/91             $9,208                $10,900                 $8,774
9/30/91            $10,450                $11,802                $10,012
12/31/91           $11,208                $12,608                $10,623
3/31/92            $10,592                $12,151                $9,970
6/30/92            $10,842                $12,654                $10,226
9/30/92            $11,359                $13,486                $10,690
12/31/92           $12,143                $13,612                $11,474
3/31/93            $13,360                $14,518                $12,631
6/30/93            $14,693                $15,295                $13,854
9/30/93            $17,269                $16,225                $16,421
12/31/93           $16,469                $15,956                $15,625
3/31/94            $14,511                $15,021                $13,672
6/30/94            $13,378                $14,587                $12,613
9/30/94            $12,735                $14,501                $11,974
12/31/94           $13,561                $14,767                $12,775
3/31/95            $14,769                $15,683                $13,925
6/30/95            $17,935                $17,402                $17,009
9/30/95            $18,726                $17,816                $17,816
12/31/95           $21,876                $19,298                $20,861
3/31/96            $18,243                $17,998                $17,378
6/30/96            $18,135                $17,969                $17,361
9/30/96            $18,334                $18,236                $17,558
12/31/96           $20,034                $19,106                $19,111
3/31/97            $18,425                $18,504                $17,620
6/30/97            $20,268                $19,519                $19,504
9/30/97            $22,643                $20,635                $21,752
12/31/97           $25,768                $21,960                $24,758
3/31/98            $26,100                $22,296                $25,127
6/30/98            $28,342                $23,319                $27,225
9/30/98            $30,791                $25,171                $29,781
12/31/98           $30,015                $24,934                $29,114
3/31/99            $27,500                $23,872                $26,599

$10,000 investment made 12/31/89

The graph at left shows the growth of a $10,000 investment over the life of the fund. The Merrill Lynch Long-Term Treasury Index and the fund's benchmark are provided for comparison. The Target: 2020 portfolio's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index and the benchmark do not.

[line chart - data below]

SHARE PRICE VS. ANTICIPATED VALUE AT MATURITY
TARGET: 2020
Actual Share Price (Historical)    $33.00
Anticipated Value at Maturity
  (Estimated Share Price)         $106.76

          Actual Share Price      Anticipated Value at Maturity
             (Historical)            (Estimated Share Price)
1990            $11.46                       $92.6
                $13.45                       $97.77
                $14.575                      $102.184
                $19.765                      $101.274
                $16.273                      $102.175
1995            $26.245                      $102.54
                $22                          $103.598
                $27.17                       $104.84
                $36.95                       $106.96
                $33.00                       $106.76
2000




2005




2010




2015




2020


The top line in the graph represents the fund's Anticipated Value at Maturity (AVM--defined on page 54), which fluctuates from day to day based on the fund's expected maturity date. The bottom line represents the fund's historical share price, which is managed to grow over time to reach the fund's AVM. While this graph demonstrates the fund's expected long-term growth pattern, please keep in mind that the fund may experience significant share-price volatility over the short term. Even if fund shares are held to maturity, there is no guarantee that the fund's share price will reach its AVM. There is also no guarantee that the AVM will fluctuate as little in the future as it has in the past.

Both graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see the Total Returns table above). Past performance is no guarantee of future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.


22      1-800-345-2021


Target: 2020--Q&A
--------------------------------------------------------------------------------

     An interview with Dave Schroeder (pictured on page 6), a portfolio manager on the Target Maturities Trust investment team.

HOW DID THE FUND PERFORM DURING THE SIX-MONTH PERIOD ENDED MARCH 31, 1999?

     Reflecting the overall rise in interest rates, Target: 2020 posted negative returns. For the six months ended March 31, 1999, Target: 2020's Investor Class shares fell 10.69%,* compared with the 10.68% loss of the fund's benchmark, a STRIPS issue maturing on November 15, 2020. (See the previous page for other fund performance comparisons.)

     Please keep in mind that Target: 2020, unlike its benchmark, is subject to transaction costs and management fees. To keep the fund's after-expense returns as close as possible to those of the benchmark, we attempt to enhance performance through conservative adjustments to the portfolio's weighted average maturity and by shifting its mix of zero-coupon bonds (zeros).

SPEAKING OF ADJUSTMENTS TO THE PORTFOLIO, WHAT CHANGES DID YOU MAKE?

     To minimize Target: 2020's transaction costs and turnover rate, we continued to use cash inflows and outflows as opportunities to adjust the portfolio's composition and its weighted average maturity date. To meet the roughly $100 million in outflows that the fund experienced, we sold STRIPS and REFCORPs. Because we sold both types of zeros, the fund's asset mix changed very little.

     The REFCORPs that we sold were primarily principal zeros--that is, they are the actual principal payment of a REFCORP bond, traded as a separate security. The price of the REFCORP principal zeros that we sold had fallen less than coupon REFCORPs--zeros that are created from the underlying bond's coupon payments--so the fund's returns were enhanced.

WHAT IMPACT DID THESE CHANGES HAVE ON TARGET: 2020'S WEIGHTED AVERAGE MATURITY DATE?

     They caused it to move forward roughly 14 days to August 22, 2020. Many of the REFCORPs that we sold mature in October 2020, which is toward the longer end of the fund's investment maturity spectrum. So selling them resulted in a shorter average maturity date for the portfolio and about a twenty-cent decrease in Target: 2020's anticipated value at maturity.

     Overall, however, we generally kept the fund's average maturity fairly close to that of its benchmark. By using such a conservative approach, we are better able to ensure that Target: 2020's long-term performance closely tracks that of the November 15, 2020 STRIPS.

GOING FORWARD, WHAT'S YOUR OUTLOOK FOR THE TREASURY MARKET?

     Many of the trends that caused Treasury prices to rise at the end of 1998 disappeared during the first quarter of 1999. On the international front, Asian and Latin American economies seem to have recovered somewhat from last year's crises. With global markets

* All fund returns referenced in this interview are for Investor Class shares.

[right margin]

"THE PRICE OF THE REFCORP PRINCIPAL ZEROS THAT WE SOLD HAD FALLEN LESS THAN COUPON REFCORPS--ZEROS THAT ARE CREATED FROM THE UNDERLYING BOND'S COUPON PAYMENTS--SO THE FUND'S RETURNS WERE ENHANCED."

PORTFOLIO AT A GLANCE
                            3/31/99           9/30/98
NUMBER OF SECURITIES          14                15
ANTICIPATED GROWTH
   RATE                      5.56%             4.90%
WEIGHTED AVERAGE
   MATURITY DATE            8/22/20           9/05/20
ANTICIPATED VALUE AT
   MATURITY (AVM)(1)        $106.76           $106.96
EXPENSE RATIO (FOR
   INVESTOR CLASS)          0.59%(2)           0.59%

Past performance is no guarantee of future results. Even if fund shares are held to maturity, there is no guarantee that the fund's share price will reach its AVM. There is also no guarantee that the AVM will fluctuate as little in the future as it has in the past. For more information, please consult the prospectus.

(1)  See graph on page 22.
(2)  Annualized.

Investment terms are defined in the Glossary on pages 54-55.


                                                 www.americancentury.com      23


Target: 2020--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

looking less grim, "flight-to-quality" demand for Treasurys has decreased. Domestically, economic growth remains surprisingly robust--during the first quarter of 1999, the economy expanded at a 4.5% annual pace.

     However, some positive influences remain in place. Inflation is still a non-issue--prices rose a mere 1.7% for the twelve months ended March 31 (as measured by the government's consumer price index). As such, we believe there's little incentive for the Fed to raise interest rates in the near future.

     The first federal budget surplus in 30 years is also having a positive impact on Treasury prices by reducing the amount of new Treasury bond issuance. Last year the Treasury Department discontinued quarterly auctions of three-year Treasury notes and began auctioning five-year Treasury notes quarterly, rather than monthly. A 30-year bond auction was also eliminated.

     We wouldn't be surprised if that trend continued. There's been some discussion about the Treasury Department reducing two-year note auctions from monthly to only eight times a year. In addition, the elimination of one of the Treasury's 30-year bond auctions--which would reduce the number to only two a year--is also a possibility.

WITH THAT OUTLOOK IN MIND, WHAT ARE YOUR PLANS FOR THE PORTFOLIO?

     Although there's no assurance that Target: 2020 will reach its anticipated value at maturity, we will continue to focus our efforts to try to meet or beat that value. In an effort to accomplish that goal, we will continue to manage
Target: 2020 to deliver a pure play on zero-coupon bonds in an effort to provide shareholders the total return and interest rate sensitivity of a zero maturing on November 15, 2020.

     In addition, we'll continue to look for attractive opportunities to add REFCORPs to the portfolio. We will also use cash inflows and outflows as opportunities to adjust the portfolio's composition and weighted average maturity. That should help keep turnover and transaction costs to a minimum.

[left margin]

"WE'LL CONTINUE TO LOOK FOR ATTRACTIVE OPPORTUNITIES TO ADD REFCORPS TO THE PORTFOLIO."

[pie charts - data below]

PORTFOLIO COMPOSITION BY SECURITY TYPE

As of March 31, 1999
REFCORPs          52%
STRIPS            48%

As of September 30, 1998
REFCORPs          54%
STRIPS            46%

Security types are defined on pages 54-55.


24      1-800-345-2021


Target: 2020--Schedule of Investments
--------------------------------------------------------------------------------

MARCH 31, 1999 (UNAUDITED)

Principal Amount                                                      Value
--------------------------------------------------------------------------------
ZERO-COUPON U.S. TREASURY SECURITIES(1)--47.7%
            $177,000,000   STRIPS--COUPON, 8.10%,
                              2/15/20                             $ 50,336,356
              76,688,000   STRIPS--COUPON, 7.99%,
                              5/15/20                               21,488,421
             142,135,000   STRIPS--COUPON, 7.67%,
                              8/15/20(2)                            39,222,019
             147,407,000   STRIPS--COUPON, 7.85%,
                              11/15/20(2)                           40,078,883
              52,750,000   STRIPS--COUPON, 7.02%,
                              2/15/21                               14,154,471
              13,500,000   STRIPS--COUPON, 7.49%,
                              5/15/21                                3,565,478
              14,500,000   STRIPS--COUPON, 7.40%,
                              11/15/21                               3,744,726
                                                                 --------------
TOTAL ZERO-COUPON U.S.
TREASURY SECURITIES                                                172,590,354
                                                                 --------------
   (Cost $122,669,076)

Principal Amount                                                      Value
--------------------------------------------------------------------------------
ZERO-COUPON U.S. GOVERNMENT
AGENCY SECURITIES(1)--52.3%
            $ 79,274,000   REFCORP STRIPS--COUPON,
                              7.87%, 1/15/20                      $ 21,985,812
              29,156,000   REFCORP STRIPS--COUPON,
                              5.92%, 4/15/20                         7,963,145
              58,656,000   REFCORP STRIPS--COUPON,
                              7.58%, 7/15/20                        15,773,521
             210,231,000   REFCORP STRIPS--PRINCIPAL,
                              8.43%, 7/15/20                        56,826,959
              23,678,000   REFCORP STRIPS--COUPON,
                              6.60%, 10/15/20                        6,270,557
              25,482,000   REFCORP STRIPS--COUPON,
                              7.98%, 1/15/21                         6,658,429
             279,945,000   REFCORP STRIPS--PRINCIPAL,
                              7.34%, 1/15/21                        73,536,878
                                                                 --------------
TOTAL ZERO-COUPON U.S. GOVERNMENT
AGENCY SECURITIES                                                  189,015,301
                                                                 --------------
   (Cost $142,425,274)

TOTAL INVESTMENT SECURITIES--100.0%                               $361,605,655
                                                                 ==============
   (Cost $265,094,350)

NOTES TO SCHEDULE OF INVESTMENTS

REFCORP = Resolution Funding Corporation

STRIPS = Separate Trading of Registered Interest and Principal of Securities

(1) Rates indicated are the yield to maturity at purchase. These securities are purchased at a substantial discount from their value at maturity.
(2) Security position, or a portion thereof, has been loaned. (See Note 5 in the Notes to Financial Statements).

--------------------------------------------------------------------------------
UNDERSTANDING THE SCHEDULE OF INVESTMENTS--This schedule tells you which investments your fund owned on the last day of the reporting period.

The schedule includes:

* a list of each investment

* the principal amount of each investment

* the market value of each investment

See Notes to Financial Statements


                                                 www.americancentury.com      25


Target: 2025--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF MARCH 31, 1999

                           INVESTOR CLASS (INCEPTION 2/15/96)                        ADVISOR CLASS (INCEPTION 6/1/98)
                      TARGET                         MERRILL LYNCH           TARGET           11/15/25        MERRILL LYNCH
                    MATURITIES         FUND            LONG-TERM           MATURITIES         MATURITY          LONG-TERM
                    TRUST: 2025     BENCHMARK(2)     TREASURY INDEX        TRUST: 2025      STRIPS ISSUE      TREASURY INDEX
6 MONTHS(1)          -11.27%         -11.11%            -5.16%              -11.38%           -11.11%            -5.16%
1 YEAR                 8.33%           8.60%             7.07%                 --                --                 --
=========================================================================================================================
AVERAGE ANNUAL RETURNS
=========================================================================================================================
3 YEARS               15.77%          14.62%             9.88%                 --                --                 --
LIFE OF FUND          11.78%           9.94%             8.92%(3)             2.82%             4.70%              4.74%

(1)  Returns for periods less than one year are not annualized.

(2) The fund's benchmark was an 8/15/25 STRIPS issue from inception through January 1998, when the benchmark was changed to an 11/15/25 STRIPS issue.

(3) Since 2/29/96, the date nearest the class's inception for which data are available.

See pages 52-54 for more information about share classes, returns, the comparative index, and the fund's benchmark.

[mountain chart - data below]

GROWTH OF $10,000 OVER LIFE OF FUND
Value on 3/31/99
Target: 2025                $14,836
Merrill Lynch Long-Term
   Treasury Index           $13,012
Fund Benchmark              $14,506

                   Target:        Merrill Lynch Long-Term         Fund
                    2025               Treasury Index           Benchmark
2/29/96            $10,000                $10,000                $10,000
3/31/96             $9,562                 $9,810                 $9,632
4/30/96             $9,177                 $9,646                 $8,975
5/31/96             $9,166                 $9,599                 $9,028
6/30/96             $9,414                 $9,794                 $9,361
7/31/96             $9,398                 $9,794                 $9,288
8/31/96             $8,938                 $9,675                 $8,808
9/30/96             $9,456                 $9,940                 $9,343
10/31/96           $10,269                $10,328                $10,159
11/30/96           $11,046                $10,667                $10,856
12/31/96           $10,364                $10,415                $10,158
1/31/97             $9,947                $10,347                 $9,721
2/28/97             $9,879                $10,332                 $9,612
3/31/97             $9,309                $10,086                 $9,077
4/30/97             $9,842                $10,332                 $9,512
5/31/97            $10,016                $10,442                 $9,672
6/30/97            $10,444                $10,639                $10,133
7/31/97            $12,013                $11,254                $11,673
8/31/97            $11,067                $10,940                $10,733
9/30/97            $11,759                $11,248                $11,358
10/31/97           $12,593                $11,618                $12,216
11/30/97           $13,015                $11,770                $12,714
12/31/97           $13,484                $11,969                $13,127
1/31/98            $13,881                $12,206                $13,554
2/28/98            $13,632                $12,121                $13,254
3/31/98            $13,695                $12,151                $13,356
4/30/98            $13,632                $12,186                $13,314
5/31/98            $14,281                $12,423                $13,854
6/30/98            $15,084                $12,709                $14,642
7/31/98            $14,777                $12,657                $14,404
8/31/98            $16,097                $13,233                $15,795
9/30/98            $16,720                $13,719                $16,320
10/31/98           $16,255                $13,502                $15,980
11/30/98           $16,619                $13,620                $16,306
12/31/98           $16,423                $13,591                $16,103
1/31/99            $16,750                $13,712                $16,497
2/28/99            $15,040                $13,020                $14,737
3/31/99            $14,836                $13,012                $14,506

$10,000 investment made 2/29/96

The graph at left shows the growth of a $10,000 investment over the life of the fund.* The Merrill Lynch Long-Term Treasury Index and the fund's benchmark are provided for comparison. The Target: 2025 portfolio's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index and the benchmark do not.

* 2/29/96 is the date nearest the fund's inception for which index data are available.

[line chart - data below]

SHARE PRICE VS. ANTICIPATED VALUE AT MATURITY
TARGET: 2025
Actual Share Price (Historical)    $28.10
Anticipated Value at Maturity
  (Estimated Share Price)         $111.41

          Actual Share Price      Anticipated Value at Maturity
             (Historical)            (Estimated Share Price)
1996            $17.91                       $109.24
                $22.27                       $110.88
                $31.67                       $112.23
                $28.10                       $111.41
2000




2005




2010




2015




2020




2025

The top line in the graph represents the fund's Anticipated Value at Maturity (AVM--defined on page 54), which fluctuates from day to day based on the fund's expected maturity date. The bottom line represents the fund's historical share price, which is managed to grow over time to reach the fund's AVM. While this graph demonstrates the fund's expected long-term growth pattern, please keep in mind that the fund may experience significant share-price volatility over the short term. Even if fund shares are held to maturity, there is no guarantee that the fund's share price will reach its AVM. There is also no guarantee that the AVM will fluctuate as little in the future as it has in the past.

Both graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see the Total Returns table above). Past performance is no guarantee of future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.


26      1-800-345-2021


Target: 2025--Q&A
--------------------------------------------------------------------------------

     An interview with Dave Schroeder (pictured on page 6), a portfolio manager on the Target Maturities Trust investment team.

HOW DID THE FUND PERFORM DURING THE SIX-MONTH PERIOD ENDED MARCH 31, 1999?

     Reflecting the overall rise in interest rates, Target: 2025 posted negative returns. For the six months ended March 31, 1999, Target: 2025 fell 11.27%,* compared with the 11.11% loss of the fund's benchmark, a STRIPS issue maturing on November 15, 2025. (See the previous page for other fund performance comparisons.)

     Please keep in mind that Target: 2025, unlike its benchmark, is subject to transaction costs and management fees. To keep the fund's after-expense returns as close as possible to those of the benchmark, we attempt to enhance performance through conservative changes to the portfolio's weighted average maturity date and by adjusting its mix of zero-coupon bonds (zeros).

SPEAKING OF PORTFOLIO ADJUSTMENTS, WHAT CHANGES DID YOU MAKE?

     To minimize Target: 2025's transaction costs and turnover rate, we continued to use cash inflows and outflows as opportunities to adjust the portfolio's composition and the weighted average maturity date of the fund. The fund received roughly $100 million in new investments during the six months, and nearly all of the capital was put to work in STRIPS.

     As a result, the portfolio's STRIPS position increased from 67% of assets to 76%, while the amount of REFCORPs fell from 33% to only 24%. (See the charts on page 28.)

WHY DID YOU ADD STRIPS TO THE PORTFOLIO RATHER THAN REFCORPS?

     Mainly because STRIPS are far more readily available than REFCORPs, which are the only other types of zeros available in the fund's area of the maturity spectrum. So while we add higher-yielding REFCORPs when possible, we often have to rely on buying STRIPS with the cash inflows to keep the fund fully invested.

WHAT IMPACT DID THE ADDITION OF THOSE STRIPS HAVE ON TARGET: 2025'S WEIGHTED AVERAGE MATURITY DATE?

     Target: 2025's average maturity date fell from May 30, 2025, six months ago to May 1, 2025, by the end of March. The STRIPS that we purchased mature in late 2024 and early 2025, which makes them slightly shorter than some of the other ones in the portfolio. So adding them resulted in a shorter average maturity date for the portfolio and around an eighty-cent drop in Target: 2025's anticipated value at maturity.

     In general,  we've kept Target:  2025's weighted  average  maturity shorter than that of its benchmark for two reasons: (1) the expected return for zeros maturing in late 2024 and early 2025 has been more attractive than later-maturity ones, and (2) zeros maturing in late 2024 and early 2025 are more readily available.

* All fund returns referenced in this interview are for Investor Class shares.

[right margin]

"THE FUND RECEIVED ROUGHLY $100 MILLION IN NEW INVESTMENTS DURING THE SIX MONTHS, AND NEARLY ALL OF THE CAPITAL WAS PUT TO WORK IN STRIPS."

PORTFOLIO AT A GLANCE
                            3/31/99           9/30/98
NUMBER OF SECURITIES          20                20
ANTICIPATED GROWTH
   RATE                      5.35%             4.80%
WEIGHTED AVERAGE
   MATURITY DATE            5/1/25            5/30/25
ANTICIPATED VALUE AT
   MATURITY (AVM)(1)        $111.41           $112.23
EXPENSE RATIO (FOR
   INVESTOR CLASS)          0.59%(2)           0.59%

Past performance is no guarantee of future results. Even if fund shares are held to maturity, there is no guarantee that the fund's share price will reach its AVM. There is also no guarantee that the AVM will fluctuate as little in the future as it has in the past. For more information, please consult the prospectus.

(1)  See graph on page 26.
(2)  Annualized.

Investment terms are defined in the Glossary on pages 54-55.


                                                 www.americancentury.com      27


Target: 2025--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

GOING FORWARD, WHAT'S YOUR OUTLOOK FOR THE TREASURY MARKET?

     Many of the trends that caused Treasury prices to rise at the end of 1998 disappeared during the first quarter of 1999. On the international front, Asian and Latin American economies seem to have recovered somewhat from last year's crises. With global markets looking less grim, "flight-to-quality" demand for Treasurys has decreased. Domestically, economic growth remains surprisingly robust--during the first quarter of 1999, the economy expanded at a 4.5% annual pace.

     However, some positive influences remain in place. Inflation is still a non-issue--prices rose a mere 1.7% for the twelve months ended March 31 (as measured by the government's consumer price index). As such, we believe there's little incentive for the Fed to raise interest rates in the near future.

     The first federal budget surplus in 30 years is also having a positive impact on Treasury prices by reducing the amount of new Treasury bond issuance. Last year the Treasury Department discontinued quarterly auctions of three-year Treasury notes and began auctioning five-year Treasury notes quarterly, rather than monthly. A 30-year bond auction was also eliminated.

     We wouldn't be surprised if that trend continued. There's been some discussion about the Treasury Department reducing two-year note auctions from monthly to only eight times a year. In addition, the elimination of one of the Treasury's 30-year bond auctions--which would reduce the number to only two a year--is also a possibility.

WITH THAT OUTLOOK IN MIND, WHAT ARE YOUR PLANS FOR THE PORTFOLIO?

     We will continue to focus our efforts to try to meet or beat Target: 2025's anticipated value at maturity. In an effort to accomplish that goal, we will continue to manage Target: 2025 to deliver a pure play on zero-coupon bonds in an effort to provide shareholders the total return and interest rate sensitivity of a zero maturing on November 15, 2025.

     To help keep a lid on turnover and transaction costs, we will continue to use cash inflows and outflows as opportunities to adjust the portfolio's composition and weighted average maturity. In addition, we'll continue to look for attractive opportunities to add REFCORPs to the portfolio.

[left margin]

"THE FIRST FEDERAL BUDGET SURPLUS IN 30 YEARS IS ALSO HAVING A POSITIVE IMPACT ON TREASURY PRICES BY REDUCING THE AMOUNT OF NEW TREASURY BOND ISSUANCE."

[pie charts - data below]

PORTFOLIO COMPOSITION BY SECURITY TYPE

As of March 31, 1999
STRIPS             76%
REFCORPs           24%

As of September 30, 1998
STRIPS             67%
REFCORPs           33%

Security types are defined on pages 54-55.


28      1-800-345-2021


Target: 2025 --Schedule of Investments
--------------------------------------------------------------------------------

MARCH 31, 1999 (UNAUDITED)

Principal Amount                                                      Value
--------------------------------------------------------------------------------

ZERO-COUPON U.S. TREASURY SECURITIES(1)--76.2%
            $122,000,000   STRIPS--COUPON, 5.72%,
                              11/15/24                           $  27,194,637
             107,500,000   STRIPS--PRINCIPAL, 6.11%,
                              11/15/24                              24,082,038
             337,900,000   STRIPS--COUPON, 6.07%,
                              2/15/25                               74,207,121
             512,300,000   STRIPS--PRINCIPAL, 6.05%,
                              2/15/25                              113,074,455
             108,000,000   STRIPS--COUPON, 5.81%,
                              5/15/25                               23,408,673
             172,000,000   STRIPS--COUPON, 5.73%,
                              8/15/25                               36,777,061
             106,600,000   STRIPS--PRINCIPAL, 5.90%,
                              8/15/25                               22,910,303
              40,000,000   STRIPS--COUPON, 5.81%,
                              11/15/25                               8,441,608
                                                                 --------------
TOTAL ZERO-COUPON U.S.
TREASURY SECURITIES                                                330,095,896
                                                                 --------------
   (Cost $329,394,684)

ZERO-COUPON U.S. GOVERNMENT
AGENCY SECURITIES(1)--23.8%
              10,000,000   REFCORP STRIPS--COUPON,
                              6.19%, 1/15/24                         2,249,232
              12,000,000   REFCORP STRIPS--COUPON,
                              6.50%, 4/15/24                         2,662,258



Principal Amount                                                      Value
--------------------------------------------------------------------------------

           $   3,926,000   REFCORP STRIPS--COUPON,
                              7.10%, 7/15/24                      $    858,976
              72,083,000   REFCORP STRIPS--COUPON,
                              6.83%, 10/15/24                       15,556,773
              41,645,000   REFCORP STRIPS--COUPON,
                              6.93%, 1/15/25                         8,852,975
              38,399,000   REFCORP STRIPS--COUPON,
                              6.68%, 4/15/25                         8,052,261
              14,500,000   REFCORP STRIPS--COUPON,
                              6.55%, 7/15/25                         2,998,920
              95,167,000   REFCORP STRIPS--COUPON,
                              6.79%, 10/15/25                       19,416,720
              45,000,000   REFCORP STRIPS--COUPON,
                              6.81%, 1/15/26                         9,043,939
              53,000,000   REFCORP STRIPS--COUPON,
                              6.51%, 4/15/26                        10,494,446
              36,000,000   REFCORP STRIPS--COUPON,
                              7.29%, 7/15/26                         7,030,997
              81,249,000   REFCORP STRIPS--COUPON,
                              6.98%, 10/15/26                       15,655,126
                                                                 --------------
TOTAL ZERO-COUPON U.S. GOVERNMENT
AGENCY SECURITIES                                                  102,872,623
                                                                 --------------
   (Cost $85,873,599)

TOTAL INVESTMENT SECURITIES--100.0%                               $432,968,519
                                                                 ==============
   (Cost $415,268,283)

NOTES TO SCHEDULE OF INVESTMENTS

REFCORP = Resolution Funding Corporation

STRIPS = Separate Trading of Registered Interest and Principal of Securities

(1) Rates indicated are the yield to maturity at purchase. These securities are purchased at a substantial discount from their value at maturity.

--------------------------------------------------------------------------------
UNDERSTANDING THE SCHEDULE OF INVESTMENTS--This schedule tells you which investments your fund owned on the last day of the reporting period.

The schedule includes:

* a list of each investment

* the principal amount of each investment

* the market value of each investment

See Notes to Financial Statements


                                                 www.americancentury.com      29


Statements of Assets and Liabilities
--------------------------------------------------------------------------------
MARCH 31, 1999 (UNAUDITED)

                                               2000           2005            2010
ASSETS
Investment securities, at value
  (identified cost of $210,408,558,
  $543,108,073 and $230,288,094,
  respectively) (Note 3) ...............   $214,005,442   $556,171,838   $242,980,654
Cash ...................................          2,286      1,291,668        464,441
Investment in affiliated money
  market fund (Note 2) .................         50,959        405,582        294,277
Securities lending fee receivable ......           --             --             --
                                           ------------   ------------   ------------
                                            214,058,687    557,869,088    243,739,372
                                           ------------   ------------   ------------

LIABILITIES
Disbursements in excess of
  demand deposit cash ..................        330,141           --             --
Payable for investments purchased ......           --             --             --
Payable for capital shares redeemed ....        128,311        434,119        113,909
Accrued management fees (Note 2) .......        106,236        276,040        121,072
Distribution and service fees
  payable (Note 2) .....................            261            329            235
Payable for trustees' fees and
  expenses .............................            675          1,751            770
                                           ------------   ------------   ------------
                                                565,624        712,239        235,986
                                           ------------   ------------   ------------
Net Assets .............................   $213,493,063   $557,156,849   $243,503,386
                                           ============   ============   ============

NET ASSETS CONSIST OF:
Capital paid in ........................   $206,858,774   $526,902,473   $226,186,360
Undistributed net investment income ....      2,857,653      6,672,182      3,129,184
Accumulated undistributed net
  realized gain on investment
  transactions .........................        179,752     10,518,429      1,495,282
Net unrealized appreciation on
  investments (Note 3) .................      3,596,884     13,063,765     12,692,560
                                           ------------   ------------   ------------
                                           $213,493,063   $557,156,849   $243,503,386
                                           ============   ============   ============

Investor Class
Net assets .............................   $212,819,009   $556,262,433   $242,944,804
Shares outstanding .....................      2,250,045      7,542,630      4,230,261
Net asset value per share ..............   $      94.58   $      73.75   $      57.43

Advisor Class
Net assets .............................   $    674,054   $    894,416   $    558,582
Shares outstanding .....................          7,137         12,150          9,737
Net asset value per share ..............   $      94.45   $      73.61   $      57.37

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENTS OF ASSETS AND LIABILITIES--This statement details what the fund owns (assets), what it owes (liabilities), and its net assets as of the last day of the period. If you subtract what the fund owes from what it owns, you get the fund's net assets. For each class of shares, the net assets divided by the total number of shares outstanding gives you the price of an individual share, or the net asset value per share.

NET ASSETS are also broken down by capital (money invested by shareholders); net investment income not yet paid to shareholders; net gains earned on investments but not yet paid to shareholders or net losses on investments (known as realized gains or losses); and finally, gains or losses on securities still owned by the fund (known as unrealized appreciation or depreciation). This breakdown tells you the value of net assets that are performance-related, such as investment gains or losses, and the value of net assets that are not related to performance, such as shareholder investments and redemptions.

                                               See Notes to Financial Statements


30      1-800-345-2021


Statements of Assets and Liabilities
--------------------------------------------------------------------------------
                                                                    (Continued)
MARCH 31, 1999 (UNAUDITED)

                                               2015           2020            2025
ASSETS
Investment securities, at value
  (identified cost of $194,704,083,
  $265,094,350 and $415,268,283,
  respectively) (Note 3) ...............   $229,555,220   $361,605,655   $432,968,519
Cash ...................................        488,395      1,650,834     19,673,663
Investment in affiliated money
  market fund (Note 2) .................        128,589        194,789      1,635,312
Securities lending fee receivable ......           --            9,139           --
                                           ------------   ------------   ------------
                                            230,172,204    363,460,417    454,277,494
                                           ------------   ------------   ------------

LIABILITIES
Disbursements in excess of
  demand deposit cash ..................           --             --             --
Payable for investments purchased ......           --             --       11,544,260
Payable for capital shares redeemed ....        260,221        441,311        525,068
Accrued management fees (Note 2) .......        114,583        182,381        170,026
Distribution and service fees
  payable (Note 2) .....................           --              112            149
Payable for trustees' fees and
  expenses .............................            725          1,160          1,086
                                           ------------   ------------   ------------
                                                375,529        624,964     12,240,589
                                           ------------   ------------   ------------
Net Assets .............................   $229,796,675   $362,835,453   $442,036,905
                                           ============   ============   ============

NET ASSETS CONSIST OF:
Capital paid in ........................   $191,348,294   $238,539,051   $419,502,664
Undistributed net investment income ....      2,561,684      4,332,718      3,677,377
Accumulated undistributed
  net realized gain on investment
  transactions .........................      1,035,560     23,452,379      1,156,628
Net unrealized appreciation on
  investments (Note 3) .................     34,851,137     96,511,305     17,700,236
                                           ------------   ------------   ------------
                                           $229,796,675   $362,835,453   $442,036,905
                                           ============   ============   ============

Investor Class
Net assets .............................   $229,796,675   $362,537,899   $441,704,501
Shares outstanding .....................      5,051,981     10,984,477     15,718,619
Net asset value per share ..............   $      45.49   $      33.00   $      28.10

Advisor Class
Net assets .............................            N/A   $    297,554   $    332,404
Shares outstanding .....................            N/A          9,023         11,853
Net asset value per share ..............            N/A   $      32.98   $      28.04

See Notes to Financial Statements


                                                 www.americancentury.com      31


Statements of Operations
--------------------------------------------------------------------------------

FOR THE SIX MONTHS ENDED MARCH 31, 1999 (UNAUDITED)

                                           2000           2005             2010
INVESTMENT INCOME
Income:
Interest ............................$  6,574,574    $ 14,819,729    $  7,069,426
Income from securities lending ......        --              --              --
                                     ------------    ------------    ------------
                                        6,574,574      14,819,729       7,069,426
                                     ------------    ------------    ------------
Expenses (Note 2):
Management fees .....................     655,428       1,565,424         732,635
Distribution fees -- Advisor Class ..         261             316             299
Service fees -- Advisor Class .......         261             316             299
Trustees' fees and expenses .........       4,908          10,918           5,394
                                     ------------    ------------    ------------
                                          660,858       1,576,974         738,627
                                     ------------    ------------    ------------
Net investment income ...............   5,913,716      13,242,755       6,330,799
                                     ------------    ------------    ------------

REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS
(NOTE 3)
Net realized gain on investments ....     550,618      12,790,401       5,442,123
Change in net unrealized
  appreciation on investments .......  (4,626,613)    (48,319,465)    (33,244,129)
                                     ------------    ------------    ------------
Net realized and unrealized
   loss on investments ..............  (4,075,995)    (35,529,064)    (27,802,006)
                                     ------------    ------------    ------------
Net Increase (Decrease) in
  Net Assets
Resulting from Operations ...........$  1,837,721    $(22,286,309)   $(21,471,207)
                                     ============    ============    ============

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENTS OF OPERATIONS--This statement breaks down how each fund's net assets changed during the period as a result of the fund's operations. It tells you how much money the fund made or lost after taking into account income, fees and expenses, and investment gains or losses. It does not include shareholder transactions and distributions.

Fund OPERATIONS include:

* income earned from investments

* management fees and other expenses

* gains or losses from selling investments (known as realized gains or losses)

* gains or losses on current fund holdings (known as unrealized appreciation or depreciation)

                                               See Notes to Financial Statements


32      1-800-345-2021


Statements of Operations
--------------------------------------------------------------------------------
                                                                    (Continued)

FOR THE SIX MONTHS ENDED MARCH 31, 1999 (UNAUDITED)

                                          2015             2020            2025
INVESTMENT INCOME
Income:
Interest ............................$  5,149,817    $ 10,370,472    $  8,242,541
Income from securities lending ......        --             9,139          27,022
                                     ------------    ------------    ------------
                                        5,149,817      10,379,611       8,269,563
                                     ------------    ------------    ------------
Expenses (Note 2):
Management fees .....................     548,578       1,203,749         921,830
Distribution fees -- Advisor Class ..        --                78             343
Service fees -- Advisor Class .......        --                78             343
Trustees' fees and expenses .........       4,286           8,440           6,579
                                     ------------    ------------    ------------
                                          552,864       1,212,345         929,095
                                     ------------    ------------    ------------
Net investment income ...............   4,596,953       9,167,266       7,340,468
                                     ------------    ------------    ------------

REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS
(NOTE 3)
Net realized gain on investments ....   1,060,175      32,783,641       3,021,874
Change in net unrealized
  appreciation on investments ....... (24,947,891)    (89,377,955)    (52,202,796)
                                     ------------    ------------    ------------
Net realized and unrealized
   loss on investments .............. (23,887,716)    (56,594,314)    (49,180,922)
                                     ------------    ------------    ------------
Net Increase (Decrease) in
  Net Assets
Resulting from Operations ...........$(19,290,763)   $(47,427,048)   $(41,840,454)
                                     ============    ============    ============

See Notes to Financial Statements


                                                 www.americancentury.com      33


Statements of Changes in Net Assets
--------------------------------------------------------------------------------

SIX MONTHS ENDED MARCH 31, 1999 (UNAUDITED) AND YEAR ENDED SEPTEMBER 30, 1998

                                                2000                            2005                            2010
Increase (Decrease) in Net Assets        1999            1998            1999            1998            1999            1998

OPERATIONS
Net investment income .............$   5,913,716   $  13,784,666   $  13,242,755   $  21,177,808   $   6,330,799   $  10,026,197
Net realized gain on investments ..      550,618       6,149,330      12,790,401       5,444,663       5,442,123       2,154,470
Change in net unrealized
  appreciation on investments .....   (4,626,613)        679,135     (48,319,465)     42,618,545     (33,244,129)     34,621,133
                                   -------------   -------------   -------------   -------------   -------------   -------------
Net increase (decrease) in
  net assets resulting
  from operations .................    1,837,721      20,613,131     (22,286,309)     69,241,016     (21,471,207)     46,801,800
                                   -------------   -------------   -------------   -------------   -------------   -------------

DISTRIBUTIONS TO
SHAREHOLDERS
From net investment income:
  Investor Class ..................  (13,127,656)    (15,765,056)    (23,463,873)    (15,987,498)    (11,224,267)     (7,102,391)
  Advisor Class ...................       (3,731)           --            (5,103)           --              (872)           --
From net realized gains
 on investment transactions:
  Investor Class ..................   (3,117,168)           --        (7,397,428)     (1,217,264)     (6,014,304)       (850,424)
  Advisor Class ...................         (897)           --            (1,643)           --              (470)           --
                                   -------------   -------------   -------------   -------------   -------------   -------------
Decrease in net assets from
  distributions to shareholders ...  (16,249,452)    (15,765,056)    (30,868,047)    (17,204,762)    (17,239,913)     (7,952,815)
                                   -------------   -------------   -------------   -------------   -------------   -------------

CAPITAL SHARE
TRANSACTIONS (NOTE 4)
Net increase (decrease) in net
  assets from capital share
  transactions ....................   (9,683,704)    (15,636,711)     76,225,095     200,372,715      (1,613,838)    120,167,530
                                   -------------   -------------   -------------   -------------   -------------   -------------
Net increase (decrease)
  in net assets ...................  (24,095,435)    (10,788,636)     23,070,739     252,408,969     (40,324,958)    159,016,515

NET ASSETS
Beginning of period ...............  237,588,498     248,377,134     534,086,110     281,677,141     283,828,344     124,811,829
                                   -------------   -------------   -------------   -------------   -------------   -------------
End of period .....................$ 213,493,063   $ 237,588,498   $ 557,156,849   $ 534,086,110   $ 243,503,386   $ 283,828,344
                                   =============   =============   =============   =============   =============   =============
Undistributed net investment
  income ..........................$   2,857,653   $  10,075,324   $   6,672,182   $  16,898,403   $   3,129,184   $   8,023,524
                                   =============   =============   =============   =============   =============   =============

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENTS OF CHANGES IN NET ASSETS--These statements show how each fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of:

* operations--a summary of the Statement of Operations from the previous page for the most recent period

* distributions--income and gains distributed to shareholders

* share transactions--shareholders' purchases, reinvestments, and redemptions

Net assets at the beginning of the period plus the sum of operations, distributions to shareholders and capital share transactions result in net assets at the end of the period.

                                               See Notes to Financial Statements


34      1-800-345-2021


Statements of Changes in Net Assets
--------------------------------------------------------------------------------
                                                                    (Continued)

SIX MONTHS ENDED MARCH 31, 1999 (UNAUDITED) AND YEAR ENDED SEPTEMBER 30, 1998

                                                 2015                            2020                            2025
Increase (Decrease) in Net Assets        1999            1998            1999           1998            1999             1998

OPERATIONS
Net investment income .............  $   4,596,953   $   7,132,681   $   9,167,266   $  27,196,872   $   7,340,468   $  10,439,415
Net realized gain on investments ..      1,060,175         298,681      32,783,641      55,277,618       3,021,874       1,681,458
Change in net unrealized
  appreciation on investments .....    (24,947,891)     29,541,335     (89,377,955)     86,449,383     (52,202,796)     60,753,235
                                     -------------   -------------   -------------   -------------   -------------   -------------
Net increase (decrease) in
  net assets resulting
  from operations .................    (19,290,763)     36,972,697     (47,427,048)    168,923,873     (41,840,454)     72,874,108
                                     -------------   -------------   -------------   -------------   -------------   -------------

DISTRIBUTIONS TO
SHAREHOLDERS
From net investment income:
  Investor Class ..................     (7,536,220)     (6,501,208)    (24,377,620)    (44,888,306)    (12,416,327)     (4,549,154)
  Advisor Class ...................           --              --              (987)           --            (9,148)           --
From net realized gains
 on investment transactions:
  Investor Class ..................       (295,397)     (4,326,524)    (61,543,905)    (41,866,720)     (3,040,070)       (305,669)
  Advisor Class ...................           --              --            (2,512)           --            (2,318)           --
                                     -------------   -------------   -------------   -------------   -------------   -------------
Decrease in net assets from
  distributions to shareholders ...     (7,831,617)    (10,827,732)    (85,925,024)    (86,755,026)    (15,467,863)     (4,854,823)
                                     -------------   -------------   -------------   -------------   -------------   -------------

CAPITAL SHARE
TRANSACTIONS (NOTE 4)
Net increase (decrease) in net
  assets from capital share
  transactions ....................     86,837,808      29,036,713      10,135,754    (149,668,103)    143,133,674     214,370,948
                                     -------------   -------------   -------------   -------------   -------------   -------------
Net increase (decrease)
  in net assets ...................     59,715,428      55,181,678    (123,216,318)    (67,499,256)     85,825,357     282,390,233

NET ASSETS
Beginning of period ...............    170,081,247     114,899,569     486,051,771     553,551,027     356,211,548      73,821,315
                                     -------------   -------------   -------------   -------------   -------------   -------------
End of period .....................  $ 229,796,675   $ 170,081,247   $ 362,835,453   $ 486,051,771   $ 442,036,905   $ 356,211,548
                                     =============   =============   =============   =============   =============   =============
Undistributed net investment
  income ..........................  $   2,561,684   $   5,500,951   $   4,332,718   $  19,544,059   $   3,677,377   $   8,762,384
                                     =============   =============   =============   =============   =============   =============

See Notes to Financial Statements


                                                 www.americancentury.com      35


Notes to Financial Statements
--------------------------------------------------------------------------------

MARCH 31, 1999 (UNAUDITED)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Organization -- American Century Target Maturities Trust (the trust) is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. The trust is composed of the following series:
Target 2000 Fund  (2000),  Target  2005 Fund  (2005),  Target 2010 Fund  (2010),
Target 2015 Fund (2015), Target 2020 Fund (2020), and Target 2025 Fund (2025) (the funds). Each fund seeks to provide the highest attainable investment return consistent with the creditworthiness of U.S. Treasury securities and the professional management of reinvestment and market risks. Each fund invests primarily in zero-coupon U.S. Treasury securities and will be liquidated shortly after the conclusion of its target maturity year. The funds are authorized to issue two classes of shares: the Investor Class and the Advisor Class. The two classes of shares differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of the funds represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Sale of the Advisor Class for 2010 and 2020 commenced on October 20, 1998 and October 19, 1998, respectively. Sale of the Advisor Class for 2015 had not commenced as of the report date. The following significant accounting policies are in accordance with generally accepted accounting principles; these principles may require the use of estimates by fund management.

     Security Valuations -- Securities are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Trustees.

     Security Transactions -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

     Investment Income -- Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

     Income Tax Status -- It is the funds' policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

     Distributions to Shareholders -- Distributions from net investment income and net realized gains are declared and paid annually in December.

     The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

     Reverse Share Splits -- The Trustees may authorize reverse share splits immediately after and of a size that exactly offsets the per share amount of the annual dividend and capital gain distribution (if any). After taking into account the reverse share split, a shareholder reinvesting dividends and capital gain distributions will hold exactly the same number of shares owned prior to the distributions and reverse share split. A shareholder electing to receive dividends in cash will own fewer shares.

     Additional Information -- Funds Distributor, Inc. (FDI) is the trust's distributor. Certain officers of FDI are also officers of the trust.


36      1-800-345-2021


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

MARCH 31, 1999 (UNAUDITED)

2. TRANSACTIONS WITH RELATED PARTIES

    The trust has entered into a Management Agreement with American Century Investment Management, Inc. (ACIM) that provides each fund with investment advisory and management services in exchange for a single, unified management fee per class. Expenses excluded from this agreement are brokerage, taxes, portfolio insurance, interest, fees and expenses of the Trustees who are not considered "interested persons" as defined in the Investment Company Act of 1940 (including counsel fees) and extraordinary expenses. The fee is calculated daily and paid monthly. It consists of an Investment Category Fee based on the average net assets of the funds in a specific fund's investment category and a Complex Fee based on the average net assets of all the funds managed by ACIM. The rates for the Investment Category Fee range from 0.2425% to 0.3600% and the rates for the Complex Fee range from 0.2900% to 0.3100%. The Advisor Class is 0.2500% less at each point within the Complex Fee range. For the six months ended March 31, 1999, the effective annual Investor Class management fee was 0.59% for each of the funds.

    The Board of Trustees has adopted the Advisor Class Master Distribution and Shareholder Services Plan (the plan), pursuant to Rule 12b-1 of the Investment Company Act of 1940. The plan provides that the funds will pay ACIM an annual distribution fee equal to 0.25% and service fee equal to 0.25%. The fees are computed daily and paid monthly based on the Advisor Class's average daily closing net assets during the previous month. The distribution fee provides compensation for distribution expenses incurred by financial intermediaries in connection with distributing shares of the Advisor Class including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the funds. The service fee provides compensation for shareholder and administrative services rendered by ACIM, its affiliates or independent third party providers. Fees incurred under the plan for the period ending March 31, 1999, were $522, $632, $598, $156, and $686 for 2000, 2005, 2010, 2020, and 2025, respectively.

    Certain officers and trustees of the trust are also officers and/or directors, and, as a group, controlling stockholders of American Century
Companies, Inc., the parent of the trust's investment manager, ACIM, and the trust's transfer agent, American Century Services Corporation.

    As of March 31, 1999, investments in shares of the Capital Preservation Fund
(CPF) were $50,959, $405,582,  $294,277,  $128,589, $194,789, and $1,635,312 for
2000, 2005, 2010, 2015, 2020, and 2025, respectively. CPF is a money market fund managed by ACIM. The terms of these transactions were identical to those with non-related entities except that, to avoid duplicative management fees, the funds did not pay ACIM management fees with respect to assets invested in CPF.

--------------------------------------------------------------------------------
3. INVESTMENT TRANSACTIONS

    Investment transactions in U.S. Treasury securities, excluding short-term investments, were as follows:

                          2000           2005            2010            2015            2020            2025

Purchases             $28,638,220    $409,114,458     $75,703,277    $154,402,499     $80,794,096    $248,607,380
Proceeds from Sales   $66,618,066    $354,820,895     $93,067,887     $75,540,503    $159,946,280    $129,231,150

  On March 31, 1999, the composition of unrealized appreciation and depreciation of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:

                          2000           2005            2010            2015            2020            2025

Appreciation           $3,750,043     $16,682,243     $15,556,394     $35,171,730     $96,590,960     $22,150,169
Depreciation           (153,159)      (4,002,383)     (3,002,391)      (344,812)       (595,036)      (5,088,323)
                      ------------   -------------   -------------   -------------   -------------   -------------
Net                    $3,596,884     $12,679,860     $12,554,003     $34,826,918     $95,995,924     $17,061,846
                      ============   =============   =============   =============   =============   =============
Federal Tax Cost      $210,408,558   $543,491,978    $230,426,651    $194,728,302    $265,609,731    $415,906,673
                      ============   =============   =============   =============   =============   =============


                                                 www.americancentury.com      37


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

MARCH 31, 1999 (UNAUDITED)

--------------------------------------------------------------------------------
4. CAPITAL SHARE TRANSACTIONS

    Transactions in shares of the funds were as follows (unlimited number of shares authorized):

                                         2000                           2005                          2010
                                 SHARES        AMOUNT          SHARES         AMOUNT          SHARES         AMOUNT
INVESTOR CLASS
Six months ended
  March 31, 1999
Sold ....................        474,067   $  44,644,771       3,099,065   $ 234,230,631       2,111,793   $ 127,049,668
Issued in reinvestment
  of distributions ......        181,337      15,837,405         284,344      20,558,418         291,993      16,796,368
Redeemed ................       (752,412)    (70,779,155)     (2,382,578)   (179,368,755)     (2,453,761)   (146,052,167)
Reverse share split .....       (185,659)           --          (418,534)           --          (299,137)           --
                           -------------   -------------   -------------   -------------   -------------   -------------
Net increase (decrease) .       (282,667)  $ (10,296,979)        582,297   $  75,420,294        (349,112)  $  (2,206,131)
                           =============   =============   =============   =============   =============   =============

Year ended
  September 30, 1998
Sold ....................        644,385   $  57,705,555       4,720,449   $ 331,282,758       4,025,597   $ 223,483,879
Issued in reinvestment
  of distributions ......        191,104      15,630,392         270,807      17,061,205         159,789       7,888,903
Redeemed ................       (996,398)    (89,034,661)     (2,122,395)   (148,063,950)     (1,984,180)   (111,205,252)
Reverse share split .....       (192,640)           --          (272,951)           --          (160,955)           --
                           -------------   -------------   -------------   -------------   -------------   -------------
Net increase (decrease) .       (353,549)  $ (15,698,714)      2,595,910   $ 200,280,013       2,040,251   $ 120,167,530
                           =============   =============   =============   =============   =============   =============

ADVISOR CLASS
Six months ended
  March 31, 1999(1)
Sold ....................          6,459   $     608,647          12,393   $     915,755           9,856   $     598,145
Issued in reinvestment
  of distributions ......             53           4,628              41           2,962              23           1,342
Redeemed ................           --              --            (1,500)       (113,916)           (119)         (7,194)
Reverse share split .....            (53)           --               (90)           --               (23)           --
                           -------------   -------------   -------------   -------------   -------------   -------------
Net increase ............          6,459   $     613,275          10,844   $     804,801           9,737   $     592,293
                           =============   =============   =============   =============   =============   =============

Period ended
  September 30, 1998(2)
Sold ....................            678   $      62,003           1,571   $     112,702
Redeemed ................           --              --              (265)        (20,000)
                           -------------   -------------   -------------   -------------
Net increase ............            678   $      62,003           1,306   $      92,702
                           =============   =============   =============   =============

(1)  October 20, 1998 (commencement of sale) through March 31, 1999 for 2010.

(2) August 20, 1998 (commencement of sale) through September 30, 1998 for 2000 and August 3, 1998 (commencement of sale) through September 30, 1998 for 2005.


38      1-800-345-2021


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)
MARCH 31, 1999 (UNAUDITED)

4. CAPITAL SHARE TRANSACTIONS (CONTINUED)

    Transactions in shares of the funds were as follows (unlimited number of shares authorized):

                                       2015                          2020                           2025
                              SHARES         AMOUNT         SHARES         AMOUNT           SHARES         AMOUNT
INVESTOR CLASS
Six months ended
  March 31, 1999
Sold ...................... 3,523,760     $168,725,115     6,191,977     $218,714,195     16,636,991     $497,834,734
Issued in reinvestment
  of distributions ........  148,946       7,107,814       2,776,706      81,170,351        483,680       14,680,994
Redeemed ..................(1,867,455)    (88,995,121)    (8,230,023)   (290,053,380)    (12,140,017)    (369,671,590)
Reverse share split .......  (163,477)         --         (2,906,872)        --            (507,854)          --
                           ------------   ------------   ------------   --------------   ------------   --------------
Net increase (decrease) ... 1,641,774     $86,837,808     (2,168,212)   $ 9,831,166       4,472,800      $142,844,138
                           ============   ============   ============   ==============   ============   ==============

Year ended
  September 30, 1998
Sold ...................... 2,651,059     $117,890,797    13,812,474    $442,006,671      24,090,981     $649,193,136
Issued in reinvestment
  of distributions ........  281,652       10,744,494     3,356,693      85,814,004        199,765         4,802,916
Redeemed .................. (2,235,577)   (99,598,578)   (21,005,162)   (677,488,778)    (16,157,277)    (439,697,727)
Reverse share split .......  (283,586)         --         (3,387,874)        --           (201,848)          --
                           ------------   ------------   ------------   --------------   ------------   --------------
Net increase (decrease) ...  413,548      $29,036,713     (7,223,869)   $(149,668,103)     7,931,621     $214,298,325
                           ============   ============   ============   ==============   ============   ==============

ADVISOR CLASS
Six months ended
  March 31, 1999(1)
Sold ..................................................     9,023         $301,089          13,480         $410,032
Issued in reinvestment
  of distributions ....................................      120           3,499             378           11,465
Redeemed ..............................................       --             --             (4,443)        (131,961)
Reverse share split ...................................      (120)           --              (378)            --
                                                         ------------   --------------   ------------   --------------
Net increase ..........................................     9,023         $304,588          9,037          $289,536
                                                         ============   ==============   ============   ==============

Period ended
  September 30, 1998(2)
Sold ..................................................................................     20,572         $568,207
Redeemed ..............................................................................    (17,756)       (495,584)
                                                                                         ------------   --------------
Net increase ..........................................................................     2,816           $72,623
                                                                                         ============   ==============

(1)  October 19, 1998 (commencement of sale) through March 31, 1999 for 2020.

(2)  June 1, 1998 (commencement of sale) through September 30, 1998 for 2025.


                                                 www.americancentury.com      39


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)
MARCH 31, 1999 (UNAUDITED)

--------------------------------------------------------------------------------
5. SECURITIES LENDING

     At March 31, 1999, securities valued at $27,392,087 for 2020 were on loan to brokers. Securities received as collateral, at this date, were valued at $28,591,094. The fund's risks in securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

--------------------------------------------------------------------------------
6. BANK LOANS

     Effective December 18, 1998, the funds, along with certain other funds managed by ACIM, entered into an unsecured $570,000,000 bank line of credit agreement with Chase Manhattan Bank. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.40%. The funds may borrow money for temporary or emergency purposes to fund shareholder redemptions. The funds did not borrow from the line during the period December 18, 1998 through March 31, 1999.

--------------------------------------------------------------------------------
7. FUND EVENTS

   The following name changes became effective March 1, 1999:

              ===============================================================
               NEW NAME                  FORMER NAME
              ===============================================================

   Fund:       Target 2000 Fund          American Century - Benham Target
                                         Maturities Trust: 2000

   Fund:       Target 2005 Fund          American Century - Benham Target
                                         Maturities Trust: 2005

   Fund:       Target 2010 Fund          American Century - Benham Target
                                         Maturities Trust: 2010

   Fund:       Target 2015 Fund          American Century - Benham Target
                                         Maturities Trust: 2015

   Fund:       Target 2020 Fund          American Century - Benham Target
                                         Maturities Trust: 2020

   Fund:       Target 2025 Fund          American Century - Benham Target
                                         Maturities Trust: 2025


40      1-800-345-2021


Target: 2000 --Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE  OUTSTANDING  THROUGHOUT  THE YEARS  ENDED  SEPTEMBER  30 (EXCEPT AS
NOTED)

                                                                                 Investor Class
                                             1999(1)             1998          1997          1996          1995          1994
PER-SHARE DATA
Net Asset Value,
Beginning of Period .................... $     93.78      $     86.05   $     79.95   $     76.86   $     66.93   $     72.40
                                         -----------      -----------   -----------   -----------   -----------   -----------
Income From Investment Operations
  Net Investment Income(2) .............        2.47             5.13          5.10          4.75          4.37          3.99
  Net Realized and Unrealized Gain
  (Loss) on Investment Transactions ....       (1.67)            2.60          1.00         (1.66)         5.56         (9.46)
                                         -----------      -----------   -----------   -----------   -----------   -----------
  Total From Investment Operations .....        0.80             7.73          6.10          3.09          9.93         (5.47)
                                         -----------      -----------   -----------   -----------   -----------   -----------
Distributions(3)
  From Net Investment Income ...........       (5.57)           (5.64)        (5.20)        (3.94)        (3.42)        (3.25)
  From Net Realized Gains ..............       (1.32)            --            --            --            --           (2.95)
  In Excess of Net Realized Gains ......        --               --            --            --            --           (1.20)
                                         -----------      -----------   -----------   -----------   -----------   -----------
  Total Distributions ..................       (6.89)           (5.64)        (5.20)        (3.94)        (3.42)        (7.40)
                                         -----------      -----------   -----------   -----------   -----------   -----------
Reverse Share Split ....................        6.89             5.64          5.20          3.94          3.42          7.40
                                         -----------      -----------   -----------   -----------   -----------   -----------
Net Asset Value, End of Period ......... $     94.58      $     93.78   $     86.05   $     79.95   $     76.86   $     66.93
                                         ===========      ===========   ===========   ===========   ===========   ===========
  Total Return(4) ......................        0.85%            8.97%         7.64%         4.01%        14.84%        (7.54)%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
to Average Net Assets ..................        0.59%(5)         0.59%         0.56%         0.53%         0.63%         0.59%
Ratio of Net Investment Income
to Average Net Assets ..................        5.26%(5)         5.75%         6.14%         5.99%         6.13%         5.74%
Portfolio Turnover Rate ................          13%              82%           10%           29%           53%           89%
Net Assets, End of Period
(in thousands) ......................... $   212,819      $   237,525   $   248,377   $   267,757   $   294,736   $   243,895

(1)  Six months ended March 31, 1999 (unaudited).

(2)  Computed using average shares outstanding throughout the period.

(3) For years ended prior to September 30, 1997, distributions were calculated using average shares outstanding during the year. Distributions indicated for those years will be different than the actual per-share distributions to shareholders.

(4)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any. Total returns for periods less than one year are not annualized.

(5)  Annualized.

--------------------------------------------------------------------------------
UNDERSTANDING THE FINANCIAL HIGHLIGHTS--These statements itemize current period activity and statistics and provide comparison data for the last five fiscal years (or less, if the class is not five years old).

On a per-share basis, it includes:

* share price at the beginning of the period

* investment income and capital gains or losses

* income and capital gains distributions paid to shareholders

* share price at the end of the period

It also includes some key statistics for the period:

* total return--the overall percentage return of the fund, assuming reinvestment of all distributions

* expense ratio--operating expenses as a percentage of average net assets

* net income ratio--net investment income as a percentage of average net assets

* portfolio turnover--the percentage of the portfolio that was replaced during the period

See Notes to Financial Statements


                                                 www.americancentury.com      41


Target: 2000 --Financial Highlights
--------------------------------------------------------------------------------
                                                                    (Continued)
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

                                                    Advisor Class

                                                 1999(1)      1998(2)
PER-SHARE DATA
Net Asset Value, Beginning of Period ........   $ 93.76        $ 91.41
                                                -------        -------
Income From Investment Operations
  Net Investment Income(3) ..................      2.39           0.54
  Net Realized and Unrealized Gain
   (Loss) on Investment Transactions ........     (1.70)          1.81
                                                -------        -------
  Total From Investment Operations ..........      0.69           2.35
                                                -------        -------
Distributions
  From Net Investment Income ................     (5.50)          --
  From Net Realized Gains ...................     (1.32)          --
                                                -------        -------
  Total Distributions .......................     (6.82)          --
                                                -------        -------
Reverse Share Split .........................      6.82           --
                                                -------        -------
Net Asset Value, End of Period ..............   $ 94.45        $ 93.76
                                                =======        =======
  Total Return(4) ...........................      0.74%          2.57%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
To Average Net Assets .......................      0.84%(5)       0.84%(5)
Ratio of Net Investment Income
To Average Net Assets .......................      5.01%(5)       5.06%(5)
Portfolio Turnover Rate .....................        13%            82%
Net Assets, End of Period
(in thousands) ..............................   $   674        $    64

(1)  Six months ended March 31, 1999 (unaudited).

(2)  August 20, 1998 (commencement of sale) through September 30, 1998.

(3)  Computed using average shares outstanding throughout the period.

(4)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any. Total returns for periods less than one year are not annualized.

(5)  Annualized.

                                               See Notes to Financial Statements


42      1-800-345-2021


Target: 2005 --Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE  OUTSTANDING  THROUGHOUT  THE YEARS  ENDED  SEPTEMBER  30 (EXCEPT AS
NOTED)

                                                                                   Investor Class
                                             1999(1)              1998           1997           1996           1995           1994
PER-SHARE DATA
Net Asset Value,
Beginning of Period ...................  $     76.72       $     64.54    $     57.83    $     56.61    $     45.22    $     51.84
                                         -----------       -----------    -----------    -----------    -----------    -----------
Income From Investment Operations
  Net Investment Income(2) ............         1.85              3.84           3.74           3.50           3.33           3.11
  Net Realized and Unrealized Gain
  (Loss) on Investment Transactions ...        (4.82)             8.34           2.97          (2.28)          8.06          (9.73)
                                         -----------       -----------    -----------    -----------    -----------    -----------
  Total From Investment Operations ....        (2.97)            12.18           6.71           1.22          11.39          (6.62)
                                         -----------       -----------    -----------    -----------    -----------    -----------
Distributions(3)
  From Net Investment Income ..........        (3.39)            (3.61)         (3.61)         (2.06)         (2.41)         (2.70)
  From Net Realized Gains .............        (1.07)            (0.27)         (0.44)         (0.58)         (0.67)         (8.47)
                                         -----------       -----------    -----------    -----------    -----------    -----------
  Total Distributions .................        (4.46)            (3.88)         (4.05)         (2.64)         (3.08)        (11.17)
                                         -----------       -----------    -----------    -----------    -----------    -----------
Reverse Share Split ...................         4.46              3.88           4.05           2.64           3.08          11.17
                                         -----------       -----------    -----------    -----------    -----------    -----------
Net Asset Value, End of Period ........  $     73.75       $     76.72    $     64.54    $     57.83    $     56.61    $     45.22
                                         ===========       ===========    ===========    ===========    ===========    ===========
  Total Return(4) .....................        (3.87)%           18.87%         11.60%          2.15%         25.16%        (12.75)%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
to Average Net Assets .................         0.59%(5)          0.59%          0.57%          0.58%          0.71%          0.64%
Ratio of Net Investment Income
to Average Net Assets .................         4.93%(5)          5.53%          6.15%          6.05%          6.58%          6.37%
Portfolio Turnover Rate ...............           66%               35%            15%            31%            34%            68%
Net Assets, End of Period
(in thousands) ........................  $   556,262       $   533,986    $   281,677    $   238,864    $   183,452    $    96,207

(1)  Six months ended March 31, 1999 (unaudited).

(2)  Computed using average shares outstanding throughout the period.

(3) For years ended prior to September 30, 1997, distributions were calculated using average shares outstanding during the year. Distributions indicated for those years will be different than the actual per-share distributions to shareholders.

(4)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any. Total returns for periods less than one year are not annualized.

(5)  Annualized.

--------------------------------------------------------------------------------
UNDERSTANDING THE FINANCIAL HIGHLIGHTS--These statements itemize current period activity and statistics and provide comparison data for the last five fiscal years (or less, if the class is not five years old).

On a per-share basis, it includes:

* share price at the beginning of the period

* investment income and capital gains or losses

* income and capital gains distributions paid to shareholders

* share price at the end of the period

It also includes some key statistics for the period:

* total return--the overall percentage return of the fund, assuming reinvestment of all distributions

* expense ratio--operating expenses as a percentage of average net assets

* net income ratio--net investment income as a percentage of average net assets

* portfolio turnover--the percentage of the portfolio that was replaced during the period

See Notes to Financial Statements


                                                 www.americancentury.com      43


Target: 2005 --Financial Highlights
--------------------------------------------------------------------------------
                                                                    (Continued)

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

                                                        Advisor Class
                                                    1999(1)       1998(2)
PER-SHARE DATA
Net Asset Value, Beginning of Period .............  $ 76.69       $ 70.91
                                                    -------       -------
Income From Investment Operations
  Net Investment Income(3) .......................     1.74          0.58
  Net Realized and Unrealized Gain
  (Loss) on Investment Transactions ..............    (4.82)         5.20
                                                    -------       -------
  Total From Investment Operations ...............    (3.08)         5.78
                                                    -------       -------
Distributions
  From Net Investment Income .....................    (3.32)         --
  From Net Realized Gains ........................    (1.07)         --
                                                    -------       -------
  Total Distributions ............................    (4.39)         --
                                                    -------       -------
Reverse Share Split ..............................     4.39          --
                                                    -------       -------
Net Asset Value, End of Period ...................  $ 73.61       $ 76.69
                                                    =======       =======
  Total Return(4) ................................    (4.02)%        8.15%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
to Average Net Assets ............................     0.84%(5)      0.84%(5)
Ratio of Net Investment Income
to Average Net Assets ............................     4.68%(5)      4.87%(5)
Portfolio Turnover Rate ..........................       66%           35%
Net Assets, End of Period
(in thousands) ...................................  $   894       $   100

(1)  Six months ended March 31, 1999 (unaudited).

(2)  August 3, 1998 (commencement of sale) through September 30, 1998.

(3)  Computed using average shares outstanding throughout the period.

(4)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any. Total returns for periods less than one year are not annualized.

(5)  Annualized.

                                               See Notes to Financial Statements


44      1-800-345-2021


Target: 2010 --Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED SEPTEMBER 30 (EXCEPT AS NOTED)

                                                                               Investor Class
                                            1999(1)             1998         1997           1996            1995            1994
PER-SHARE DATA
Net Asset Value,
Beginning of Period ...................  $     61.98       $     49.16    $     42.47    $     42.14    $     31.67    $     38.13
                                         -----------       -----------    -----------    -----------    -----------    -----------
Income From Investment Operations
  Net Investment Income(2) ............         1.50              2.94           2.79           2.58           2.41           2.24
  Net Realized and Unrealized Gain
  (Loss) on Investment Transactions ...        (6.05)             9.88           3.90          (2.25)          8.06          (8.70)
                                         -----------       -----------    -----------    -----------    -----------    -----------
  Total From Investment Operations ....        (4.55)            12.82           6.69           0.33          10.47          (6.46)
                                         -----------       -----------    -----------    -----------    -----------    -----------
Distributions(3)
  From Net Investment Income ..........        (2.78)            (2.46)         (2.82)         (1.57)         (1.48)         (1.46)
  From Net Realized Gains .............        (1.49)            (0.29)         (1.17)          --            (0.48)         (4.31)
                                         -----------       -----------    -----------    -----------    -----------    -----------
  Total Distributions .................        (4.27)            (2.75)         (3.99)         (1.57)         (1.96)         (5.77)
                                         -----------       -----------    -----------    -----------    -----------    -----------
Reverse Share Split ...................         4.27              2.75           3.99           1.57           1.96           5.77
                                         -----------       -----------    -----------    -----------    -----------    -----------
Net Asset Value, End of Period ........  $     57.43       $     61.98    $     49.16    $     42.47    $     42.14    $     31.67
                                         ===========       ===========    ===========    ===========    ===========    ===========
  Total Return(4) .....................        (7.34)%           26.08%         15.75%          0.78%         33.06%        (16.92)%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
to Average Net Assets .................         0.59%(5)          0.59%          0.62%          0.67%          0.71%          0.68%
Ratio of Net Investment Income
to Average Net Assets .................         5.05%(5)          5.39%          6.15%          5.98%          6.56%          6.35%
Portfolio Turnover Rate ...............           30%               34%            26%            24%            26%            35%
Net Assets, End of Period
(in thousands) ........................  $   242,945       $   283,828    $   124,812    $   111,117    $    95,057    $    46,312

(1)  Six months ended March 31, 1999 (unaudited).

(2)  Computed using average shares outstanding throughout the period.

(3) For years ended prior to September 30, 1997, distributions were calculated using average shares outstanding during the year. Distributions indicated for those years will be different than the actual per-share distributions to shareholders.

(4)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any. Total returns for periods less than one year are not annualized.

(5)  Annualized.

--------------------------------------------------------------------------------
UNDERSTANDING THE FINANCIAL HIGHLIGHTS--These statements itemize current period activity and statistics and provide comparison data for the last five fiscal years (or less, if the class is not five years old).

On a per-share basis, it includes:

* share price at the beginning of the period

* investment income and capital gains or losses

* income and capital gains distributions paid to shareholders

* share price at the end of the period

It also includes some key statistics for the period:

* total return--the overall percentage return of the fund, assuming reinvestment of all distributions

* expense ratio--operating expenses as a percentage of average net assets

* net income ratio--net investment income as a percentage of average net assets

* portfolio turnover--the percentage of the portfolio that was replaced during the period

See Notes to Financial Statements


                                                 www.americancentury.com      45


Target: 2010 --Financial Highlights
--------------------------------------------------------------------------------
                                                                    (Continued)

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED

                                                 Advisor Class
                                                    1999(1)
PER-SHARE DATA
Net Asset Value, Beginning of Period .............  $ 60.12
                                                    -------
Income From Investment Operations
  Net Investment Income(2) .......................     1.28
  Net Realized and Unrealized Loss
  on Investment Transactions .....................    (4.03)
                                                    -------
  Total From Investment Operations ...............    (2.75)
                                                    -------
Distributions
  From Net Investment Income .....................    (2.76)
  From Net Realized Gains ........................    (1.49)
                                                    -------
  Total Distributions ............................    (4.25)
                                                    -------
Reverse Share Split ..............................     4.25
                                                    -------
Net Asset Value, End of Period ...................  $ 57.37
                                                    =======
Total Return(3) ..................................    (4.57)%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
to Average Net Assets ............................     0.84%(4)
Ratio of Net Investment Income
to Average Net Assets ............................     4.95%(4)
Portfolio Turnover Rate ..........................       30%
Net Assets, End of Period
(in thousands) ...................................  $   559

(1)  October 20, 1998 (commencement of sale) through March 31, 1999 (unaudited).

(2)  Computed using average shares outstanding throughout the period.

(3)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any. Total returns for periods less than one year are not annualized.

(4)  Annualized.

                                               See Notes to Financial Statements


46      1-800-345-2021


Target: 2015 --Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED SEPTEMBER 30 (EXCEPT AS NOTED)

                                                                                 Investor Class
                                            1999(1)             1998           1997          1996            1995           1994
PER-SHARE DATA
Net Asset Value,
Beginning of Period ...................  $     49.87       $     38.34    $     31.96    $     32.20    $     22.79    $     29.04
                                         -----------       -----------    -----------    -----------    -----------    -----------
Income From Investment Operations
  Net Investment Income(2) ............         1.16              2.17           2.00           1.85           1.71           1.57
  Net Realized and Unrealized Gain
  (Loss) on Investment Transactions ...        (5.54)             9.36           4.38          (2.09)          7.70          (7.82)
                                         -----------       -----------    -----------    -----------    -----------    -----------
  Total From Investment Operations ....        (4.38)            11.53           6.38          (0.24)          9.41          (6.25)
                                         -----------       -----------    -----------    -----------    -----------    -----------
Distributions(3)
  From Net Investment Income ..........        (2.10)            (2.11)         (2.05)         (1.28)         (0.87)         (1.19)
  From Net Realized Gains .............        (0.08)            (1.40)         (0.34)         (1.61)          --            (7.08)
  In Excess of Net Realized Gains .....         --                --             --             --             --            (0.37)
                                         -----------       -----------    -----------    -----------    -----------    -----------
  Total Distributions .................        (2.18)            (3.51)         (2.39)         (2.89)         (0.87)         (8.64)
                                         -----------       -----------    -----------    -----------    -----------    -----------
Reverse Share Split ...................         2.18              3.51           2.39           2.89           0.87           8.64
                                         -----------       -----------    -----------    -----------    -----------    -----------
Net Asset Value, End of Period ........  $     45.49       $     49.87    $     38.34    $     31.96    $     32.20    $     22.79
                                         ===========       ===========    ===========    ===========    ===========    ===========
  Total Return(4) .....................        (8.78)%           30.07%         19.96%         (0.74)%        41.29%        (21.52)%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
to Average Net Assets .................         0.59%(5)          0.59%          0.61%          0.65%          0.71%          0.68%
Ratio of Net Investment Income
to Average Net Assets .................         4.88%(5)          4.96%          5.79%          5.63%          6.40%          5.97%
Portfolio Turnover Rate ...............           40%               31%            21%            17%            70%            65%
Net Assets, End of Period
(in thousands) ........................  $   229,797       $   170,081    $   114,900    $   115,654    $   114,647    $    66,073

(1)  Six months ended March 31, 1999 (unaudited).

(2)  Computed using average shares outstanding throughout the period.

(3) For years ended prior to September 30, 1997, distributions were calculated using average shares outstanding during the year. Distributions indicated for those years will be different than the actual per-share distributions to shareholders.

(4)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any. Total returns for periods less than one year are not annualized.

(5)  Annualized.

--------------------------------------------------------------------------------
UNDERSTANDING THE FINANCIAL HIGHLIGHTS--These statements itemize current period activity and statistics and provide comparison data for the last five fiscal years (or less, if the class is not five years old).

On a per-share basis, it includes:

* share price at the beginning of the period

* investment income and capital gains or losses

* income and capital gains distributions paid to shareholders

* share price at the end of the period

It also includes some key statistics for the period:

* total return--the overall percentage return of the fund, assuming reinvestment of all distributions

* expense ratio--operating expenses as a percentage of average net assets

* net income ratio--net investment income as a percentage of average net assets

* portfolio turnover--the percentage of the portfolio that was replaced during the period

See Notes to Financial Statements


                                                 www.americancentury.com      47


Target: 2020 --Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE  OUTSTANDING  THROUGHOUT  THE YEARS  ENDED  SEPTEMBER  30 (EXCEPT AS
NOTED)

                                                                                Investor Class
                                             1999(1)             1998          1997          1996            1995           1994
PER-SHARE DATA
Net Asset Value,
Beginning of Period ...................  $     36.95       $     27.17    $     22.00    $     22.47    $     15.28    $     20.72
                                         -----------       -----------    -----------    -----------    -----------    -----------
Income From Investment Operations
  Net Investment Income(2) ............         0.78              1.53           1.51           1.41           1.19           1.13
  Net Realized and Unrealized Gain
  (Loss) on Investment Transactions ...        (4.73)             8.25           3.66          (1.88)          6.00          (6.57)
                                         -----------       -----------    -----------    -----------    -----------    -----------
  Total From Investment Operations ....        (3.95)             9.78           5.17          (0.47)          7.19          (5.44)
                                         -----------       -----------    -----------    -----------    -----------    -----------
Distributions(3)
  From Net Investment Income ..........        (2.06)            (2.35)         (1.45)         (0.40)         (0.21)         (0.28)
  From Net Realized Gains .............        (5.20)            (2.19)          --            (0.04)          --            (1.31)
  In Excess of Net Realized Gains .....         --                --             --             --             --            (1.18)
                                         -----------       -----------    -----------    -----------    -----------    -----------
  Total Distributions .................        (7.26)            (4.54)         (1.45)         (0.44)         (0.21)         (2.77)
                                         -----------       -----------    -----------    -----------    -----------    -----------
Reverse Share Split ...................         7.26              4.54           1.45           0.44           0.21           2.77
                                         -----------       -----------    -----------    -----------    -----------    -----------
Net Asset Value, End of Period ........  $     33.00       $     36.95    $     27.17    $     22.00    $     22.47    $     15.28
                                         ===========       ===========    ===========    ===========    ===========    ===========
  Total Return(4) .....................       (10.69)%           36.00%         23.50%         (2.09)%        47.05%        (26.25)%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
to Average Net Assets .................         0.59%(5)          0.59%          0.53%          0.61%          0.72%          0.70%
Ratio of Net Investment Income
to Average Net Assets .................         4.45%(5)          4.83%          6.29%          6.25%          6.24%          6.28%
Portfolio Turnover Rate ...............           19%               18%            14%            47%            78%           116%
Net Assets, End of Period
(in thousands) ........................  $   362,538       $   486,052    $   553,551    $   926,319    $   574,702    $    58,535

(1)  Six months ended March 31, 1999 (unaudited).

(2)  Computed using average shares outstanding throughout the period.

(3) For years ended prior to September 30, 1997, distributions were calculated using average shares outstanding during the year. Distributions indicated for those years will be different than the actual per-share distributions to shareholders.

(4)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any. Total returns for periods less than one year are not annualized.

(5)  Annualized.

--------------------------------------------------------------------------------
UNDERSTANDING THE FINANCIAL HIGHLIGHTS--These statements itemize current period activity and statistics and provide comparison data for the last five fiscal years (or less, if the class is not five years old).

On a per-share basis, it includes:

* share price at the beginning of the period

* investment income and capital gains or losses

* income and capital gains distributions paid to shareholders

* share price at the end of the period

It also includes some key statistics for the period:

* total return--the overall percentage return of the fund, assuming reinvestment of all distributions

* expense ratio--operating expenses as a percentage of average net assets

* net income ratio--net investment income as a percentage of average net assets

* portfolio turnover--the percentage of the portfolio that was replaced during the period

                                               See Notes to Financial Statements


48      1-800-345-2021


Target: 2020 --Financial Highlights
--------------------------------------------------------------------------------
                                                                    (Continued)
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED

                                                 Advisor Class
                                                    1999(1)
PER-SHARE DATA
Net Asset Value, Beginning of Period .............  $ 35.50
                                                    -------
Income From Investment Operations
Net Investment Income(2) .........................     0.67
Net Realized and Unrealized Loss
on Investment Transactions .......................    (3.19)
                                                    -------
Total From Investment Operations .................    (2.52)
                                                    -------
Distributions
From Net Investment Income .......................    (2.05)
From Net Realized Gains ..........................    (5.20)
                                                    -------
Total Distributions ..............................    (7.25)
                                                    -------
Reverse Share Split ..............................     7.25
                                                    -------
Net Asset Value, End of Period ...................  $ 32.98
                                                    =======
Total Return(3) ..................................    (7.10)%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
to Average Net Assets ............................     0.84%(4)
Ratio of Net Investment Income
to Average Net Assets ............................     4.56%(4)
Portfolio Turnover Rate ..........................       19%
Net Assets, End of Period
(in thousands) ...................................  $   298

(1)  October 19, 1998 (commencement of sale) through March 31, 1999 (unaudited).

(2)  Computed using average shares outstanding throughout the period.

(3)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any. Total returns for periods less than one year are not annualized.

(4)  Annualized.

See Notes to Financial Statements


                                                 www.americancentury.com      49


Target: 2025 --Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED SEPTEMBER 30 (EXCEPT AS NOTED)

                                                                   Investor Class
                                              1999(1)            1998           1997          1996(2)
PER-SHARE DATA
Net Asset Value, Beginning of Period ...  $     31.67       $     22.27    $     17.91    $     19.85
                                          -----------       -----------    -----------    -----------
Income From Investment Operations
Net Investment Income(3) ...............         0.70              1.33           1.21           0.72
Net Realized and Unrealized Gain
(Loss) on Investment Transactions ......        (4.27)             8.07           3.15          (2.66)
                                          -----------       -----------    -----------    -----------
Total From Investment Operations .......        (3.57)             9.40           4.36          (1.94)
                                          -----------       -----------    -----------    -----------
Distributions
From Net Investment Income .............        (1.28)            (0.70)         (0.72)          --
From Net Realized Gains ................        (0.31)            (0.05)          --             --
                                          -----------       -----------    -----------    -----------
Total Distributions ....................        (1.59)            (0.75)         (0.72)          --
                                          -----------       -----------    -----------    -----------
Reverse Share Split ....................         1.59              0.75           0.72           --
                                          -----------       -----------    -----------    -----------
Net Asset Value, End of Period .........  $     28.10       $     31.67    $     22.27    $     17.91
                                          ===========       ===========    ===========    ===========
Total Return(4) ........................       (11.27)%           42.21%         24.34%         (9.77)%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
to Average Net Assets ..................         0.59%(5)          0.59%          0.62%          0.67%(5)
Ratio of Net Investment Income
to Average Net Assets ..................         4.64%(5)          4.94%          6.14%          6.57%(5)
Portfolio Turnover Rate ................           39%               52%            58%            61%
Net Assets, End of Period
(in thousands) .........................  $   441,705       $   356,122    $    73,821    $    35,661

(1)  Six months ended March 31, 1999 (unaudited).

(2)  February 15, 1996 (inception) through September 30, 1996.

(3)  Computed using average shares outstanding throughout the period.

(4)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any. Total returns for periods less than one year are not annualized.

(5)  Annualized.

--------------------------------------------------------------------------------
UNDERSTANDING THE FINANCIAL HIGHLIGHTS--These statements itemize current period activity and statistics and provide comparison data for the last five fiscal years (or less, if the class is not five years old).

On a per-share basis, it includes:

* share price at the beginning of the period

* investment income and capital gains or losses

* income and capital gains distributions paid to shareholders

* share price at the end of the period

It also includes some key statistics for the period:

* total return--the overall percentage return of the fund, assuming reinvestment of all distributions

* expense ratio--operating expenses as a percentage of average net assets

* net income ratio--net investment income as a percentage of average net assets

* portfolio turnover--the percentage of the portfolio that was replaced during the period

                                               See Notes to Financial Statements


50      1-800-345-2021


Target: 2025 --Financial Highlights
--------------------------------------------------------------------------------
                                                                    (Continued)
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

                                                     Advisor Class
                                                 1999(1)      1998(2)
PER-SHARE DATA
Net Asset Value, Beginning of Period ..........  $31.64       $27.27
                                               ----------   ---------
Income From Investment Operations
  Net Investment Income(3) ....................   0.67         0.41
  Net Realized and Unrealized Gain
  (Loss) on Investment Transactions ...........  (4.27)        3.96
                                               ----------   ---------
  Total From Investment Operations ............  (3.60)        4.37
                                               ----------   ---------
Distributions
  From Net Investment Income ..................  (1.23)         --
  From Net Realized Gains .....................  (0.31)         --
                                               ----------   ---------
  Total Distributions .........................  (1.54)         --
                                               ----------   ---------
Reverse Share Split ...........................   1.54          --
                                               ----------   ---------
Net Asset Value, End of Period ................  $28.04       $31.64
                                               ==========   =========
  Total Return(4) ............................. (11.38)%      16.02%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
to Average Net Assets ......................... 0.84%(5)     0.84%(5)
Ratio of Net Investment Income
to Average Net Assets ......................... 4.39%(5)     4.37%(5)
Portfolio Turnover Rate .......................    39%          52%
Net Assets, End of Period
(in thousands) ................................   $332         $89

(1)  Six months ended March 31, 1999 (unaudited).

(2)  June 1, 1998 (commencement of sale) through September 30, 1998.

(3)  Computed using average shares outstanding throughout the period.

(4)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any. Total returns for periods less than one year are not annualized.

(5)  Annualized.

See Notes to Financial Statements


                                                 www.americancentury.com      51


Share Class and Retirement Account Information
--------------------------------------------------------------------------------

SHARE CLASSES

     Two classes of shares are authorized for sale by the funds: Investor Class and Advisor Class.

     Investor Class shareholders do not pay any commissions or other fees for purchase of fund shares directly from American Century. Investors who buy
Investor Class shares through a broker-dealer may be required to pay the broker-dealer a transaction fee. The price and performance of the Investor Class shares are listed in newspapers. No other class is currently listed.

     Advisor Class shares are sold through banks, broker-dealers, insurance companies, and financial advisors. Advisor Class shares are subject to a 0.50% Rule 12b-1 service and distribution fee. Half of that fee is available to pay for recordkeeping and administrative services, and half is available to pay for distribution services provided by the financial intermediary through which the Advisor Class shares are purchased. The total expense ratio of the Advisor Class is 0.25% higher than the total expense ratio of the Investor Class. The Advisor Class had not commenced as of March 31, 1999, for Target: 2015.

     Both classes of shares represent a pro rata interest in the funds and generally have the same rights and preferences.

RETIREMENT ACCOUNT INFORMATION

     As required by law, any distributions you receive from an IRA and certain 403(b) distributions [not eligible for rollover to an IRA or to another 403(b)] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid for six months from the date of receipt at American Century. Even if you plan to rollover the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income tax within six months prior to the withdrawal.

     When you plan to withdraw, you may make your election by completing our Exchange/Redemption form or an IRS Form W-4P. Call American Century for either form. Your written election is valid for only six months from the date of receipt at American Century. You may revoke your election at any time by sending a written notice to us.

     Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.


52      1-800-345-2021


Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     American Century offers 38 fixed-income funds, ranging from money market portfolios to long-term bond funds and including both taxable and tax-exempt funds. Each fund is managed to provide a "pure play" on a specific sector of the fixed-income market. To ensure adherence to this principle, the basic structure of each fund's portfolio is tied to a specific market index. Fund managers attempt to add value by making modest portfolio adjustments based on their analysis of prevailing market conditions. Investment decisions are made by management teams, which meet regularly to discuss market analysis and investment strategies.

     In addition to these principles, each fund has its own investment policies:

     The six Target  Maturities Trust funds,  including  Target:  2000,  Target:
2005, Target: 2010, Target: 2015, Target: 2020, and Target: 2025, invest primarily in zero-coupon U.S. Treasury securities and will be liquidated shortly after the conclusion of their target maturity year. Although these funds offer a relatively predictable return if held to maturity, they may be subject to dramatic price fluctuations that can result in significant gains or losses if sold prior to maturity.

COMPARATIVE INDICES

     The following index is used in the report for fund performance comparisons. The index is not an investment product available for purchase.

     The Merrill Lynch Long-Term Treasury Index is an index of U.S. Treasury securities with maturities greater than 10 years.

FUND BENCHMARKS

     The benchmarks for the Target Maturities Trust funds are coupon STRIPS issues maturing in the target year of each portfolio.

     The benchmark for the Target: 2000 fund is the 11/15/00 STRIPS Issue -- a zero-coupon Treasury bond that matures November 15, 2000.

     The benchmark for the Target: 2005 fund is the 11/15/05 STRIPS Issue -- a zero-coupon Treasury bond that matures November 15, 2005.

     The benchmark for the Target: 2010 fund is the 11/15/10 STRIPS Issue -- a zero-coupon Treasury bond that matures November 15, 2010.

     The benchmark for the Target: 2015 fund is the 11/15/15 STRIPS Issue -- a zero-coupon Treasury bond that matures November 15, 2015.

     The benchmark for the Target: 2020 fund is the 11/15/20 STRIPS Issue -- a zero-coupon Treasury bond that matures November 15, 2020.

     The benchmark for the Target: 2025 fund is the 11/15/25 STRIPS Issue -- a zero-coupon Treasury bond that matures November 15, 2025.

[right margin]

INVESTMENT TEAM LEADERS
  PORTFOLIO MANAGER
     DAVE SCHROEDER
     JEREMY FLETCHER


                                                 www.americancentury.com      53


Glossary
--------------------------------------------------------------------------------

INVESTMENT TERMS

* Basis Point -- one one-hundredth of a percentage point (or 0.01%). 100 basis points equal one percentage point (or 1%).

* Coupon -- the stated interest rate of a security.

* Yield Curve -- a graphic representation of the relationship between maturity and yield for fixed-income securities. Yield curve graphs plot lengthening maturities along the horizontal axis and rising yields along the vertical axis.

RETURNS

* Total Return figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* Average Annual Returns illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year returns, please refer to the "Financial Highlights" on pages 41-51.

STATISTICAL TERMINOLOGY

* Number of Securities -- the number of different securities held by a fund on a given date.

* Anticipated Growth Rate (AGR) --an approximation of the annualized rate of return that an investor may expect from his purchase date to the fund's WAM date, assuming all dividends and capital gains distributions are reinvested. It assumes that the AVM is reached on the WAM date.

* Weighted Average Maturity (WAM)-- a measure of the sensitivity of a fixed-income portfolio to interest rate changes. WAM indicates the average time until the securities in the portfolio mature, weighted by dollar amount.

* Weighted Average Maturity Date (WAM Date) -- an average of the maturity dates of a portfolio's securities, weighted by dollar amount. The WAM date is calculated based on the WAM of the portfolio's investments on a given day.

* Anticipated Value at Maturity (AVM) -- the expected redemption value of a portfolio share on the portfolio's WAM date. (Even if fund shares are held to maturity, there is no guarantee that the fund's share price will reach its AVM or that the AGR will be realized.)

* Expense Ratio -- the operating expenses of the fund, expressed as a percentage of average net assets. (See Note 2 in the Notes to Financial Statements.)

TYPES OF SECURITIES

* Zero-Coupon Bonds (Zeros) --bonds that make no periodic interest payments. Instead, they are sold at a deep discount and then redeemed for their full face value at maturity. When held to maturity, a zero's entire return comes from the difference between its purchase price and its value at maturity.

TYPES OF ZEROS

* STRIPS (SEPARATE TRADING OF REGISTERED INTEREST AND PRINCIPAL OF SECURITIES)-- the U.S. Treasury Department program that allows broker-dealers to "strip" Treasury securities into their component parts. The securities created by this "stripping" activity are also known as STRIPS. STRIPS are direct obligations of the U.S. government and are the most liquid (easily bought and sold) Treasury zeros.


54      1-800-345-2021


Glossary
--------------------------------------------------------------------------------
                                                                    (Continued)

* REFCORPs (RESOLUTION FUNDING CORPORATION ZEROS) -- zeros created from bonds issued by the Resolution Funding Corporation, a U.S. government agency. The principal portions of these bonds are secured by Treasury zeros, and the interest portions are guaranteed by the U.S. Treasury. REFCORPs are also relatively liquid.

* Receipt Zeros -- zeros created and issued by broker-dealers before the STRIPS program was implemented in 1985. Broker-dealers created receipt zeros by purchasing Treasury bonds, depositing them in a custodian bank, and then selling receipts representing ownership interest in the interest coupons or principal portions of the bonds. The types of receipt zeros include:

     TRs (TREASURY RECEIPTS)--generic receipt zeros.

     ETRs (EASY-GROWTH TREASURY RECEIPTS)--issued by Dean Witter Reynolds, Inc.

* BECCs -- principal zeros that have been converted from physical delivery to wirable (i.e., able to be transferred electronically) form.

FUND CLASSIFICATIONS

INVESTMENT OBJECTIVE

The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

* Capital Preservation--Offers taxable and tax-free money market funds for relative stability of principal and liquidity.

* Income--Offers funds that can provide current income and competitive yields, as well as a strong and stable foundation and generally lower volatility levels than stock funds.

* Growth & Income--Offers funds that emphasize both growth and income, diversification, varying capitalization sizes, and different investment styles and strategies.

* Growth--Offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with corresponding high price fluctuation risk.

RISK

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds. Please be aware that the fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs.

* Conservative--these funds generally provide lower return potential with either low or minimal price fluctuation risk.

* Moderate-- these funds generally provide moderate return potential with moderate price fluctuation risk.

* Aggressive-- these funds generally provide high return potential with corresponding high price fluctuation risk.


                                                 www.americancentury.com      55


Notes
--------------------------------------------------------------------------------


56      1-800-345-2021


[inside back cover]

===============================================================================
INVESTMENT OBJECTIVE - CAPITAL PRESERVATION
===============================================================================

                  RISK LEVEL - CONSERVATIVE

TAXABLE MONEY MARKETS           TAX-FREE MONEY MARKETS

Premium  Capital Reserve        FL Municipal Money Market
Prime Money Market              CA Municipal Money Market
Premium Government Reserve      CA Tax-Free Money Market
Government Agency               Tax-Free Money Market
   Money Market
Capital Preservation

===============================================================================
INVESTMENT OBJECTIVE - INCOME
===============================================================================

                   RISK LEVEL - AGGRESSIVE

TAXABLE BONDS                   TAX-FREE BONDS

Target 2025*                    CA High-Yield Municipal
Target 2020*                    High-Yield Municipal
Target 2015*
Target 2010*
High-Yield
International Bond

                    RISK LEVEL - MODERATE

TAXABLE BONDS                   TAX-FREE BONDS

Long-Term Treasury              CA Long-Term Tax-Free
Target 2005*                    Long-Term Tax-Free
Bond                            CA Insured Tax-Free
Premium Bond

                   RISK LEVEL - CONSERVATIVE

TAXABLE BONDS                   TAX-FREE BONDS

Intermediate-Term Bond          CA Intermediate-Term Tax-Free
Intermediate-Term Treasury      AZ Intermediate-Term Municipal
GNMA                            FL Intermediate-Term Municipal
Inflation-Adjusted Treasury     Intermediate-Term  Tax-Free
Limited-Term Bond               CA Limited-Term  Tax-Free
Target 2000*                    Limited-Term Tax-Free
Short-Term Government
Short-Term Treasury

===============================================================================
INVESTMENT OBJECTIVE - GROWTH AND INCOME
===============================================================================

                     RISK LEVEL - AGGRESSIVE

DOMESTIC EQUITY

Small Cap Quantitative
Small Cap Value

                      RISK LEVEL - MODERATE

ASSET ALLOCATION/BALANCED       DOMESTIC EQUITY        SPECIALTY

Strategic Allocation --         Equity Growth          Utilities
   Aggressive                   Equity Index           Real Estate
Balanced                        Tax-Managed Value
Strategic Allocation --         Income & Growth
   Moderate                     Value
Strategic Allocation --         Equity Income
   Conservative

===============================================================================
INVESTMENT OBJECTIVE - GROWTH
===============================================================================

                      RISK LEVEL - AGGRESSIVE

DOMESTIC EQUITY                 SPECIALTY              INTERNATIONAL

New Opportunities               Global Gold            Emerging Markets
Giftrust(reg.tm)                                       International Discovery
Vista                                                  International Growth
Heritage                                               Global Growth
Growth
Ultra
Select

                       RISK LEVEL - MODERATE

SPECIALTY

Global Natural Resources





The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds. Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs.

For a definition of fund categories, see the Glossary.

* While listed within the Income investment objective, the Target funds do not pay current dividend income. Income dividends are distributed once a year in December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates, however, they can offer a conservative, dependable way to invest for a specific time horizon.

Please call for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.


[back cover]

[american century logo(reg.sm)]
American
Century

P.O. BOX 419200
KANSAS CITY, MISSOURI 64141-6200

WWW.AMERICANCENTURY.COM

INVESTOR RELATIONS
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-7962

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113 OR 816-444-3485

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED RETIREMENT PLANS
1-800-345-3533

AMERICAN CENTURY TARGET MATURITIES TRUST

INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.



American Century Investments                                      BULK RATE
P.O. Box 419200                                               U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                    AMERICAN CENTURY
www.americancentury.com                                           COMPANIES

9905                                                    Funds Distributor, Inc.
SH-BKT-16273                      (c)1999 American Century Services Corporation